   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 1995

                                          Registration Nos. 33-1176 and 811-4445
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No. ___
     Post-Effective Amendment No.  11
                                  ----

                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 11
                   ----

                         STATE BOND INCOME FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota  56073-0069
        (Address of Registrant's Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (507) 354-2144



                             Kevin L. Howard, Esq.
                        239 S. Fifth Street, 12th floor
                           Louisville, KY  40202-3271
                    (Name and Address of Agent for Service)



                                   Copies to:
                             Joel H. Goldberg, Esq.
                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                           New York, New York  10022

                    ---------------------------------------

It is proposed that this filing will become effective (check appropriate box):

    [_]  immediately upon filing pursuant to paragraph (b)
    [_]  on (date) pursuant to paragraph (b)
    [_]  60 days after filing pursuant to paragraph (a)(1)
    [X]  on March 1, 1996 pursuant to paragraph (a)(1)
    [_]  75 days after filing pursuant to paragraph (a)(2)
    [_]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice of the Registrant for the fiscal year ended October 31, 1995 was filed on December 12, 1995.

 CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

  Item # and Caption                                          Heading in
       Form N-lA                                              Prospectus
  ------------------                                          ----------
Part A

     Item 1. Cover Page......................................................................COVER PAGE
     Item 2. Synopsis...........................................................SHAREHOLDER TRANSACTION
                                                                            AND OPERATING EXPENSE TABLE
     Item 3. Condensed Financial Information.......................................FINANCIAL HIGHLIGHTS
     Item 4. General Description of Registrant......................................GENERAL INFORMATION
                                                                       ABOUT STATE BOND U.S. GOVERNMENT
                                                                            AND AGENCY SECURITIES FUND;
                                                                         WHAT ARE THE FUND'S INVESTMENT
                                                                        OBJECTIVES, POLICIES AND RISKS?
     Item 5. Management of the Fund............................................HOW IS THE FUND MANAGED?
     Item 6. Capital Stock and other Securities.....................................GENERAL INFORMATION
                                                                       ABOUT STATE BOND U.S. GOVERNMENT
                                                                             AND AGENCY SECURITIES FUND
     Item 7. Purchase of Securities Being Offered....................................HOW CAN YOU INVEST
                                                                                           IN THE FUND?
                                                                       HOW ARE THE FUND'S SALES CHARGES
                                                                         DETERMINED? WHAT IS THE FUND'S
                                                                     PLAN OF DISTRIBUTION? HOW DOES THE
                                                                        FUND'S EXCHANGE PRIVILEGE WORK?
                                                                     WHAT SERVICES DOES THE FUND OFFER?
     Item 8. Redemption of Repurchase................................................HOW CAN YOU "SELL"
                                                                                           YOUR SHARES?
     Item 9. Legal Proceedings...........................................................NOT APPLICABLE

Part B

     Item 10.      Cover Page................................................................COVER PAGE
     Item 11.      Table of Contents.........................................................COVER PAGE
     Item 12.      General Information and History..................................GENERAL INFORMATION
     Item 13.      Investment Objectives and Policies...............................WHAT ARE THE FUND'S
                                                                                 INVESTMENT OBJECTIVES,
                                                                                    POLICIES AND RISKS?
                                                                                        WHAT ARE FUND'S
                                                                                INVESTMENT LIMITATIONS?
     Item 14.      Management of the Registrant...................................WHO MANAGES THE FUND?
                                                                                            THE MANAGER
     Item 15.      Control Persons and Principal Holders of Securities......................WHO MANAGES
                                                                                              THE FUND?
                                                                                            THE MANAGER
     Item 16.      Investment Advisory and Other Services........................WHO MANAGES THE FUND?;
                                                                     MANAGEMENT AGREEMENT AND EXPENSES;
                                                                             TRANSFER AGENT; CUSTODIAN;
                                                                                   INDEPENDENT AUDITORS
     Item 17.      Brokerage Allocation............................PORTFOLIO TRANSACTIONS AND BROKERAGE
     Item 18.      Capital Stock and Other Securities................................PURCHASE OF SHARES


     Item 19.      Purchase, Redemption and Pricing of Securities
                   Being Offered....................................................PURCHASE OF SHARES;
                                                                  HOW IS THE OFFERING PRICE DETERMINED?
                                                                        HOW CAN YOU "SELL" YOUR SHARES?
                                                                                 HOW IS NET ASSET VALUE
                                                                                  PER SHARE DETERMINED?
     Item 20.      Tax Status...................................................TAX STATUS OF THE FUND?
                                                                                 WILL THE FUND WITHHOLD
                                                                                TAXES ON DISTRIBUTIONS?
     Item 21.      Underwriters...................................................PLAN OF DISTRIBUTION;
                                                                            HOW ARE SHARES DISTRIBUTED?
     Item 22.      Calculation of Performance Data.......................................CALCULATION OF
                                                                                       PERFORMANCE DATA
     Item 23.      Financial Statements............................................FINANCIAL STATEMENTS

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                                   PROSPECTUS
                     STATE BOND U.S. GOVERNMENT AND AGENCY
                                SECURITIES FUND

                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                             Phone: (507) 354-2144
                                                                   March 1, 1996

     State Bond U.S. Government and Agency Securities Fund (the "Fund") is a mutual fund which seeks to maximize current income to the extent consistent with preservation of capital. The Fund is the only investment portfolio of State Bond Income Funds, Inc.

     This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

     Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at 800-328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE........................  3
FINANCIAL HIGHLIGHTS.......................................................  4
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?............  5
HOW IS THE FUND MANAGED?................................................... 11
WHAT ABOUT BROKERAGE COMMISSIONS?.......................................... 12
HOW CAN YOU INVEST IN THE FUND?............................................ 13
HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?................. 14
HOW ARE THE FUND'S SALES CHARGES DETERMINED?............................... 15
HOW CAN YOU "SELL" YOUR SHARES?............................................ 16
  Quick Redemption by Wire Transfer........................................ 17
  Check Redemptions........................................................ 18
  How Can You Reinstate Your Investment?................................... 18
HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?............................... 19
HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?......................... 19
  What Are Your Dividend And Capital Gain Distribution Options?............ 20
WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?......... 20
WHAT IS THE FUND'S PLAN OF DISTRIBUTION?................................... 21
WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?................ 21
WHAT SERVICES DOES THE FUND OFFER?......................................... 21
  What About Shareholder Information?...................................... 21
  What Reports Will You Receive From the Fund?............................. 22
  Are Certificates Issued For Shares?...................................... 22
  Other Services........................................................... 22
GENERAL INFORMATION ABOUT STATE BOND U.S. GOVERNMENT AND AGENCY
  SECURITIES FUND.......................................................... 22
INVESTMENT PERFORMANCE..................................................... 22
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE................................ 23
GENERAL AUTHORIZATION FORM................................................. 25

              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE

                       SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..............5.00%

                         ANNUAL FUND OPERATING EXPENSES
                 (As a percentage of average daily net assets)


Management Fee (After Expense Reimbursement)............................................. .15%
12b-1 Fee................................................................................ .25%
Other Expenses........................................................................... .60%

Total Fund Operating Expenses (After Expense Reimbursements).............................1.00%
                                                                                         =====

A $10.00 fee will be charged for certain redemptions by wire transfer. See "How Can You
'Sell' Your Shares?"

EXAMPLE:                                                 1 Year   3 Years   5 Years  10 Years
                                                         ------   -------   -------  --------

You would pay the following aggregate
expenses on a $1,000 investment,
assuming: (1) 5% annual return and (2)
redemption at the end of each time period:                $60       $80      $102     $166

     Note:   This Example is not a representation of past or future expenses and actual expenses may be greater or lesser than those shown above.

     The Fund's shares have an asset-based sales fee, which may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulations.

     The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended October 31, 1995.
The above operating expenses are net of expense reimbursements. Without such reimbursements, the management fee would have been .40%. For more information concerning fees and expenses, see "How Is The Fund Managed?" and "What About The Plan of Distribution?" See "How Does the Exchange Privilege Work?" for information on additional sales charges that may be payable upon exchange into a fund in the State Bond Group that has a higher sales charge.

                             FINANCIAL HIGHLIGHTS

     The information presented below for the fiscal year ended October 31, 1995 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the four-year period ended October 31, 1994 has been audited by Deloitte & Touche LLP, the previous auditors for the Fund. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES

               (For a share outstanding throughout each period)

                                                                                                                       November 20,
                                                                                                                           1985
                                                                                                                     (Commencement
                                                                                                                     of Operations)
                                                                                                                           to
                                                                                                                       October 31,
                                                                                                                       -----------
YEAR ENDED OCTOBER 31          1995      1994      1993      1992      1991     1990     1989      1988      1987          1986
                             --------  --------  --------  --------  --------  -------  -------  --------  --------      --------
Net asset value, beginning
 of period.................  $  4.73   $  5.29   $  5.24   $  5.21   $  4.90   $ 4.95   $ 4.91   $  4.73   $  5.04       $  5.00
                             -------   -------   -------   -------   -------   ------   ------   -------   -------       -------
Income from investment
 operations:
Net investment income......      .32       .31       .33       .37       .41      .41      .41       .40       .40           .41
Net realized and
 unrealized gain
 (loss) on investments.....      .39      (.54)      .08       .03       .31     (.05)     .04       .18      (.31)          .04
                             -------   -------   -------   -------   -------   ------   ------   -------   -------       -------
Total from investment
 operations................      .71      (.23)      .41       .40       .72      .36      .45       .58       .09           .45
Less distributions:
From net investment
 income....................     (.32)     (.31)     (.33)     (.37)     (.41)    (.41)    (.41)     (.40)     (.40)         (.41)
From capital gains.........     (.02)     (.02)     (.03)      ---       ---      ---      ---       ---       ---            --
                             -------   -------   -------   -------   -------   ------   ------   -------   -------       -------
Total distributions........     (.34)     (.33)     (.36)     (.37)     (.41)    (.41)    (.41)     (.40)     (.40)         (.41)
                             -------   -------   -------   -------   -------   ------   ------   -------   -------       -------
Net asset value, end of
 period....................  $  5.10   $  4.73   $  5.29   $  5.24   $  5.21   $ 4.90   $ 4.95   $  4.91   $  4.73       $  5.04
                             =======   =======   =======   =======   =======   ======   ======   =======   =======       =======

Total Return**                 15.48%    (4.50)%    8.11%     7.93%    15.30%    7.61%    9.68%    12.78%     1.77%         7.96%*
Ratios and Supplemental
 Data
Net assets, end of period
 (in thousands)............  $13,999   $13,524   $15,958   $14,713   $11,285   $9,421   $9,680   $10,568   $11,406       $ 8,301

Ratio of expenses to
  average net assets.......     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%    1.00%     1.00%     1.00%         1.00%*
Ratio of net
  investment income to
  average net assets.......     6.46%     7.22%     6.30%     7.01%     8.03%    8.33%    8.51%     8.32%     8.13%         8.58%*
Ratio of expenses to
  average net assets
  before voluntary expense
  reimbursements...........     1.25%     1.23%     1.21%     1.22%     1.37%    1.51%    1.43%     1.26%     1.29%         1.74%*
Ratio of net investment
  income to average net
  assets before voluntary
  expense reimbursements...     6.20%     6.00%     6.12%     6.77%     7.69%    7.86%    8.08%     8.06%     7.84%         7.85%*
Portfolio turnover
  rate.....................        7%       23%        9%       47%        8%      52%       4%        5%       35%           10%*

*    Annualized

**   Total return does not consider the effects of the one time sales charge.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

          The Fund seeks to maximize current income to the extent consistent with preservation of capital. In pursuing this objective, the Fund will invest at least 75% of the value of its assets in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities"). This is a fundamental policy and cannot be changed without a vote of a majority of the Fund's shares. There is, of course, no assurance that the Fund's objective will be achieved.
     Generally, the values of the securities in which the Fund will invest, and accordingly the value of the Fund's shares, will fall as interest rates rise and rise as interest rates fall.

          "U.S. Government Securities" in which the Fund may invest include Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") Certificates, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and U.S. Treasury Notes, Bills or Bonds. U.S. Government Securities may also include collateralized mortgage obligations or multiple-class mortgage pass-through certificates (collectively, "CMOs") that are issued by an agency or instrumentality of the U.S. Government. The Fund's assets not so invested in U.S. Government Securities will be invested in Repurchase Agreements (see below) relating to U.S. Government Securities and privately-issued CMOs which are collateralized by or represent an interest in U.S. Government Securities. As described below, special payment characteristics and risks may be associated with some types of agency-issued and privately-issued CMOs.

          Depending on market conditions, the Fund may invest a substantial portion of its assets in "GNMA" Certificates. At October 31, 1995, 72.2% of the Fund's assets were invested in GNMA Certificates. GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which the Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

          The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, which may have maximum maturities of 30 years. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgages contained in the pools underlying the securities as the result of prepayments (including by refinancing) of such mortgages or foreclosure. Prepayments on the mortgages are passed through to the security holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments.

          To the extent the Fund buys GNMA Certificates at par or at discount, the GNMA Certificates offer a high degree of safety of the principal investment because of the GNMA guarantee. If the Fund buys GNMA Certificates at a premium, however, payments of principal (including prepayments) by mortgagors will result in a loss of the Fund's principal investment to the extent of the premium paid.

          The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the servicing fees. Such fees in the aggregate usually amount to approximately .50 of 1%.

          Yields on pass-through securities are typically quoted by investment dealers and brokers based on the coupon, the maturity of the underlying instruments, and the associated average life assumption (based on expected rates and factors described as follows). In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.

          The average life of pass-through pools varies with the interest coupon and maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of outstanding GNMA Certificates is initially approximately 12 years. For this reason, in the past it has been standard practice to treat GNMA Certificates as 30-year mortgage-backed securities with principal dollars outstanding an average of twelve years. Pools of mortgages with other maturities or different characteristics would have varying assumptions for average life. The assumed average life of pools of mortgages having maturities of less than 30 years is less than 12 years, but typically not less than eight years.

          Market prices of the securities in which the Fund will invest will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase price. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase price. In either situation, if the security is held to maturity, no loss or gain normally would be realized as a result of these fluctuations.

          In a falling interest rate environment, principal prepayments generally will increase and the average life of the Fund's pass-through securities will shorten. Any amounts received by the Fund as prepayments would then be re-invested at then-current lower rates of interest. If interest rates were to increase, it could be expected that at some point prepayments would decrease, which would have the effect of increasing the average lives of the pass-through securities held by the Fund. If this were to occur, any securities held by the Fund could remain outstanding for longer than originally anticipated by the Fund.

          Assets of the Fund which are invested in U.S. Government Securities other than GNMA Certificates will be invested in other obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. These instruments may be either direct obligations of the Treasury, such as U.S. Treasury Notes, Bills or Bonds, or securities issued or guaranteed by U.S. Government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, some are backed by the full faith and credit of the U.S. Government, such as securities issued by the Export-Import Bank, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association.

          U.S. Government Securities in which the Fund may invest also include FNMA Certificates and FHLMC Certificates. Each FNMA Certificate and FHLMC Certificate represents a fractional undivided interest or participation interest in a specific pool of residential mortgage loans formed or guaranteed by FNMA or FHLMC, as applicable. The mortgage loans represented by FNMA Certificates and FHLMC Certificates may be insured by the Federal Housing Administration or partially guaranteed by the Veterans Administration or, more typically, may be "conventional" loans, i.e., not insured by either such entity. As of October 31, 1995, 22.5% of the Fund's assets were invested in FNMA Certificates.

          FNMA guarantees to each registered holder of a FNMA Certificate the timely distribution of scheduled principal and interest (at the pass-through interest rate provided for in such FNMA Certificate) on the mortgage loans represented by such certificate whether or not received, and of the full principal amount of any foreclosed or other finally liquidated mortgage loan whether or not recovered. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. The guarantee of FNMA is not backed by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to advance funds to FNMA, neither the United States government nor any agency or instrumentality thereof is obligated to assume FNMA's obligations or to assist FNMA in any manner.

          FHLMC guarantees to each registered holder of a FHLMC Certificate the timely distribution of interest (at the pass-through interest rate provided for in such FHLMC Certificate) on the mortgage loans represented by such certificate, whether or not received. FHLMC also guarantees the distribution of the unpaid principal balance of any defaulted mortgage loan represented by such certificate no later than one year after acceleration of such mortgage loan, whether or not recovered, but FHLMC does not guarantee the timely distribution of scheduled principal payments on such mortgage loans. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended, and its common stock is owned by the Federal Home Loan Banks. The guarantee of FHLMC is not backed by the full faith and credit of the United States or by the Federal Home Loan Banks. Neither the United States government nor any agency or instrumentality thereof is obligated to assume FHLMC's obligation or to assist FHLMC in any manner.

          Securities issued by FNMA and FHLMC differ from GNMA securities in several significant respects. First, as is discussed above, FNMA and FHLMC Certificates, unlike GNMA Certificates, do not have the full faith and credit of the United States government expressly pledged to their repayment. The Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment of FNMA and FHLMC Certificates and will not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Second, the mortgages underlying FNMA and FHLMC pools may prepay somewhat more quickly than the mortgages in GNMA pools. GNMA pools include only loans that are issued or guaranteed by the Farmers Home Administration, Federal Housing Administration, or Veteran's Administration. These loans have a maximum value of $185,000, with the majority of the loans being in a significantly smaller amount. In contrast, the maximum value of loans contained in FNMA and FHLMC pools is approximately $203,150. Persons receiving loans that underlie FNMA or FHLMC securities typically are more affluent and generally are regarded as being more mobile. In addition, these mortgages are not assumable. These factors result in a faster prepayment rate on FNMA and FHLMC loans than on loans underlying GNMA securities, so that FNMA and FHLMC Certificates typically pay off at a faster rate than GNMA Certificates.

          The Fund also may invest in CMOs collateralized by or representing securities that are issued or guaranteed by an agency of the U.S. Government (such as GNMA, FNMA or FHLMC). CMOs may be issued by agencies or instrumentalities of the United States Government or by private organizations. Any CMO issued by a private organization which is purchased by the Fund will be rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of purchase.

          A single series of CMOs, collateralized by or representing a discreet pool of mortgage assets, generally is issued in several classes. Each such class bears or accrues any interest to which it is entitled at a specified rate or at a rate calculated in a specified manner. Principal on the mortgage loans ultimately underlying a series of CMOs may be allocated among the several classes within such series in a variety of ways, resulting in classes of CMOs which return principal at a faster or slower rate than the rate of repayment on the underlying mortgage loans. By varying the rates or methods of calculating interest on several classes within a series of CMOs and the allocations of principal among such classes, a CMO issuer can create "derivative" securities with a wide range of payment characteristics. These securities may include, but are not limited to, floating and variable rate securities, inverse floating rate securities, zero coupon securities, and two-tiered index bonds ("TTIBs"). The Fund has no current intention of investing in interest-only or principal-only obligations.

          A floating rate security has an interest rate that is based on a known index such as the Cost of Funds Index ("COFI") or the London Interbank Offered Rate ("LIBOR"), and is adjusted periodically, typically monthly, as such rate changes. The interest rate paid on the security will fluctuate with fluctuations in the index. The interest rate on a variable rate security is adjusted at specific intervals, based on a known lending rate, such as the rate on 90 day U.S. Treasury Bills. Floating rate and variable rate classes of CMOs typically are subject to interest rate "caps" which prevent the interest rate borne by a class from increasing beyond a specified level even if the related lending or index rate so increases. Once a floating or variable rate class of CMOs reaches its interest rate "cap," further increases in market rates of interest are likely to result in a decline in the market value of such class.

          Inverse floating rate securities are securities with a coupon that moves in the reverse direction to an applicable index such as COFI. Accordingly, the coupon thereon will increase as interest rates decrease and decrease as rates increase, in some cases by a greater amount than the amount of change in the related index rate. Inverse floating rate securities are typically more volatile than fixed rate or other types of floating rate securities and, like floating rate securities, may be subject to interest rate "caps" or "floors". Inverse floating securities would be purchased by the Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates and a corresponding increase in prepayments. The Fund would be adversely affected by the purchase of such securities in the event of an increase in interest rates since the coupon thereon will decrease as interest rates increase and the value of the securities may decrease more than would other debt securities, including in some instances to zero.

          A zero coupon class of CMOs is a class which does not pay periodic interest, but rather accumulates interest at a specified rate until the principal of the class becomes payable. The accumulated interest then is paid when the principal is repaid. Like other zero coupon securities, a zero coupon class of CMOs enables the holder to avoid reinvestment risk (i.e., the risk of having to reinvest interest payments at progressively lower interest rates) in a period of declining interest rates. However, in a period of increasing interest rates, a zero coupon class of CMOs is likely to experience a greater decline in value than a current-interest class with the same interest rate and principal payment schedule.

          A TTIB is a CMO class whose coupon is fixed until the applicable index (e.g., COFI) reaches a specified level known as the first strike. When the index is higher than the first strike, the TTIB becomes an inverse floater whose coupon declines to its floor at the second strike. The floor at the second strike typically will be zero. On initial purchase date the first strike on a TTIB is generally two to three hundred basis points (2-3%) above the current level of the applicable index. Consequently, it is unlikely at the date of purchase that the first strike would be reached in the near future. The average life of a CMO TTIB can vary greatly, however, depending upon prepayments, which in a period of rising interest rates can increase the possibility of reaching the first strike. The Fund would purchase TTIBs in anticipation of a stable interest rate environment and an environment in which prepayments would remain at moderate to high levels in which event the TTIBs generally would pay off before the first strike is reached. Nevertheless, if interest rates increased and prepayments slowed, the value of the TTIB would be expected to decline, perhaps significantly, even if the first strike were not reached.

          The Fund's Manager will monitor the creditworthiness of the issuer's derivative securities. Such obligations are not as liquid as many other types of securities. The Fund will not acquire derivative securities that the Fund deems to be illiquid securities.

          REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements relating to U.S. Government Securities with primary reporting dealers that report to the Federal Reserve Bank of New York and the 100 largest United States commercial banks. A repurchase agreement is an agreement under which the Fund acquires an instrument subject to repurchase by the seller at an agreed-upon price and date. The repurchase price reflects an agreed-upon return for the period the instrument is held by the Fund and is unrelated to the coupon provided by the instrument. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Fund will not invest more than 25% of its assets in repurchase agreements. Additionally, as a fundamental policy, the Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% of its net assets would be invested collectively in such agreements and in other securities deemed to be illiquid. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security.

          WHEN-ISSUED SECURITIES. The Fund may enter into commitments to purchase new issues of U.S. Government Securities on a when-issued basis. Delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment. There is a risk that due to changes in interest rates between the commitment date and settlement date the market value of the security on the settlement date may be less than its purchase price. With regard to each commitment agreement for when-issued securities, the Fund will maintain in a segregated account with its custodian, commencing on the commitment date, cash or U.S. Government Securities equal in value to the purchase price due on the settlement date under such agreement. The Fund will only make commitments to purchase when-issued U.S. Government Securities with the intention of actually acquiring the securities, but if deemed advisable the Fund may sell these securities before the settlement date. When payment is due for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers or dealers, but as a fundamental policy will only make such loans if the aggregate market value of securities loaned does not exceed 10% of the market value of the Fund's total assets. The borrower must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities loaned. Lending of portfolio securities involves certain risks. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. The Fund also may experience a loss if upon the failure of a borrower to return loaned securities the collateral is not sufficient in value or liquidity to cover the value of the loaned securities. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. To the extent that the Fund invests cash collateral, the Fund may incur additional risk associated with the change in value of the invested collateral.

          INVESTMENT RESTRICTIONS. In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not (1) borrow money, except for temporary purposes in an aggregate amount not excess of 10% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value are permitted from banks only, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%; (2) purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities; (3) make loans except that to the extent the purchase of bills, notes, bonds or other debt obligations or the entry into of repurchase agreements may be considered loans; provided, however, that the Fund may lend portfolio securities to brokers or dealers if the aggregate market value of the securities loaned does not exceed 10% of the value of the Fund's total assets; (4) mortgage or pledge assets, except that up to 10% of the value of the Fund's total assets can be used to secure borrowings; and (5) invest more than 10% of the value of the Fund's net assets in any combination of illiquid securities, including repurchase agreements maturing in more than seven days.

          Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors of the Fund may change them without the vote of a majority of the Fund's outstanding voting securities. The Board may not change the Fund's investment objective, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          While it is not the policy of the Fund to trade actively for short-term (less than six months) profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's adviser. A change in securities held by the Fund, known as "portfolio turnover", may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including U.S. Government Securities, as well as on the reinvestment of the proceeds in other U.S. Government Securities.

                            HOW IS THE FUND MANAGED?

          The Board of Directors (the "Board") provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166.

          The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

          The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund and State Bond Minnesota Tax-Free Income Fund.

          Keith O. Martens, Senior Vice President and Senior Portfolio Manager of the Manager and Vice President of the Fund, is responsible for selection of investments and management of the Fund. Mr. Martens has managed the Fund since the Fund's inception in April of 1982. Mr. Martens is also the principal manager of the State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund and State Bond Minnesota Tax-Free Income Fund.

          The Fund pays the Manager a management fee, calculated daily and payable monthly, equal to an annual fee of .65 of 1% of the average daily net assets of the Fund. The Fund pays all its expenses other than those assumed by the Manager. Total expenses of the Fund for its fiscal year ended October 31, 1995, after expense reimbursements, amounted to 1.00% of average daily net assets. The Fund's Manager has voluntarily undertaken to reimburse the Fund for expenses in excess of 1% of the average daily net assets, despite the fact that higher expenses may be permitted by state law. See "Financial Highlights".


                       WHAT ABOUT BROKERAGE COMMISSIONS?

          The Manager places orders for the Fund's portfolio securities transactions. As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares. The Fund will not deal with affiliates of the Manager and Distributor in any transaction in which such affiliate acts as principal.

          While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

          The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.


                        HOW CAN YOU INVEST IN THE FUND?

          SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor and transfer agent of the Fund's shares. Its address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

          Shares of the Fund are offered for sale through the Distributor and through certain broker-dealers under contract with the Distributor. After you become a shareholder, you may buy additional shares by sending a check drawn to State Bond U.S. Government and Agency Securities

     Fund directly to the Fund's Shareholder Service Agent, SBM Financial Services, Inc. at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Orders for the purchase of shares will be executed at the offering price based upon the net asset value next determined after receipt and acceptance of the order by the Distributor. Orders for shares placed through broker-dealers will be executed at the offering price next determined after the receipt of the order by the broker-dealer, provided that the broker-dealer promptly transmits the order to the Distributor the same day. The broker-dealer is responsible for transmitting the purchase order to the Distributor. Shares will begin to earn dividends on the day when payment for such shares is received by the Fund or the Distributor. The Fund reserves the right to reject any order for the purchase of its shares. The minimum initial investment is $500 and subsequent investments must be in the amount of at least $50. The Fund reserves the right to change these minimum investments. The Fund will not be responsible for the consequences of delays in the banking or Federal Reserve wire systems.

          You may also purchase shares of the Fund by wiring the purchase price to the Fund's account with State Bank & Trust Company of New Ulm, Minnesota. Prior to wiring your money, you must notify the Shareholder Service Agent by telephone at (800) 328-4735 of your wire purchase order. If you are making an initial investment, the Shareholder Service Agent will also require that you furnish some additional information (including your name, address and social security number or tax identification number) and will provide you with a Fund account number. Next, you should instruct your bank to wire the specified amount, along with your account number and your name, to:

          Credit account of State Bank & Trust Company of New Ulm at Federal Reserve Bank of Minneapolis
          Account #091901202
          For further credit to Account #780
          For benefit of Account Number (your Fund account number) of (your name).

          If the wire transfer is for an initial investment, a completed Security Application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Once your account is established, you may automatically make additional investments (in minimum amounts of $50) by authorizing monthly withdrawals directly from your personal checking account. Further information on this service is available by contacting a representative of the Distributor.

           HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?

          The price you pay for shares of the Fund is the offering price, that is, the next determined net asset value of the shares plus the applicable sales charge.

          Net asset value per share is determined as of the time of close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange is open for business. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at quoted bid prices or the yield equivalents when quotations are readily available. Such securities for which quotations are not readily available are valued at fair value. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest which approximates market value.

                 HOW ARE THE FUND'S SALES CHARGES DETERMINED?

     Sales charges are determined in accordance with the following schedule:

                                                               PERCENTAGE OF NET     REGULAR DEALER
                                                PERCENTAGE OF   AMOUNT INVESTED     DISCOUNT AS % OF
                                               OFFERING PRICE  ------------------    OFFERING PRICE
                                               --------------                       ----------------
Less than $25,000.......................         5.00%               5.26%               4.50%

$   25,000 but less than $   50,000.....         4.50%               4.71%               4.00%

$   50,000 but less than $  100,000.....         4.00%               4.17%               3.50%

$  100,000 but less than $  250,000.....         3.50%               3.63%               3.00%

$  250,000 but less than $  500,000.....         2.50%               2.56%               2.00%

$  500,000 but less than $1,000,000.....         2.00%               2.04%               1.50%

$1,000,000 but less than $2,000,000.....         1.00%               1.01%               0.50%

$2,000,000 or more......................         0.50%               0.50%               0.25%

          The sales charge varies depending on the size of the purchase, the number of shares of the mutual funds in the State Bond Group you already own, whether you have entered into a Letter of Intent to purchase additional shares during a 13-month period, or any special purchase programs in effect. Complete details of how you may purchase shares at reduced sales charges under Volume Discounts, Rights of Accumulation or Letters of Intent are contained in the Statement of Additional Information and are available from your investment agent or dealer, or the Distributor.

          Shares may be sold at net asset value without a sales charge to present and retired directors, present and retired officers, and present and retired employees (and their spouses and minor children) of the Fund, the other investment companies in the State Bond Group, and ARM and its subsidiaries. Such sales also may be made to employee benefit plans for such persons. Also, shares may be sold at net asset value to sales representatives of the Distributor and registered representatives of broker- dealers who have signed dealer agreements with the Distributor for sale of the shares of the Fund (including employee benefit plans for such persons and their spouses and minor children). Shares may be sold to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate wherein such entity has discretionary investment authority at a maximum sales charge of 3% or such lesser sales charge as such account would otherwise qualify for under the Fund's sales charge schedule and the Volume Discount, Right of Accumulation, and Letter of Intent provisions. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                        HOW CAN YOU "SELL" YOUR SHARES?

          You may redeem your shares without charge at any time by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. You will receive the net asset value per share next determined after receipt of your request in proper form by the Shareholder Servicing Agent. The written redemption request should identify the account number and be signed by the shareholder(s) exactly as the shares are registered. For share redemptions valued at $20,000 or more, your signature(s) must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor. Further documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. If stock certificates have been issued for the shares that you wish to redeem, you must surrender the certificates in proper form, endorsed for transfer or accompanied by an endorsed stock power. For your protection, any certificates should be sent by registered mail.

          Shares may also be redeemed through authorized dealers and through representatives of the Distributor. Requests for redemption received by the Shareholder Servicing Agent from authorized dealers or representatives of the Distributor prior to the close of the New York Stock Exchange will be executed at the net asset value per share determined at the close of the New York Stock Exchange on that day. Dealers and representatives are responsible for promptly submitting such redemption requests to the Shareholder Servicing Agent in order to obtain that day's closing price. Requests for redemption received by the Shareholder Servicing Agent from dealers or representatives of the Distributor after the close of the New York Stock Exchange will be executed at the net asset value determined at the close of the New York Stock Exchange on the next trading day.

          A check for the proceeds of the redemption of your shares ordinarily will be mailed to you within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds of a redemption may be more or less than the cost of the shares when purchased. You will not receive dividends on shares which are redeemed from your account for the day that the redemption is effected.

          Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which have a value of less than $500. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account. Shares will not be involuntarily redeemed if the value of the shares drops below $500 due to market value changes.

      Quick Redemption by Wire Transfer.

          If you have elected the Quick Redemption service, you may request that the proceeds of a redemption of shares having a value of $5,000 or more be wired to your account at a commercial bank in the United States which is a member of the Federal Reserve System. This service is available only if you have designated such a bank in your Investment Application and no certificates have been issued for the shares to be redeemed. Redemption proceeds of less than $5,000 will not be wired, but instead will be mailed to the shareholder's address of record. A request for Quick Redemption may be made to the Shareholder Servicing Agent by mail at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 or by telephone at (800) 328-4735. Each request must include your name and account number. There is currently a $10.00 charge for each wire transfer, which is deducted from the redemption proceeds. The fee is waived for banks for their fiduciary accounts. The Fund reserves the right to modify the Quick Redemption service at any time.

          Quick Redemption requests received before the close of the New York Stock Exchange on a business day of the Fund will be effected at the net asset value determined on that day. Quick Redemption requests received after the close of the New York Stock Exchange will be effected at the net asset value determined on the next business day of the Fund. Proceeds sent by wire will be transmitted on the next business day after the day that the redemption is effected. Proceeds sent by mail will be transmitted within seven days of receipt of your request.

          If your bank is not a member of the Federal Reserve System, Quick Redemption proceeds may be wired to a member bank which has a correspondent relationship with your bank, provided you designate such a correspondent bank in the Investment Application and note that your bank should be immediately advised of the wire transfer. The failure of a correspondent bank to notify your bank of the wire transfer immediately could delay the crediting of redemption proceeds to your bank.

          The Fund is not liable for any loss arising from telephone redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

          If you are already a Fund shareholder you may elect the Quick Redemption service or change a designation of a bank account for the Quick Redemption service by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

     The designation must be signed by all of the registered owners of the Fund account, with signature(s) guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor.

     Check Redemptions

          You may elect to participate in the Fund's free Check Redemption service, which permits you to write checks payable to any person in amounts of $250 or more (but not more that $100,000), provided that you have an account balance of $5,000 or more. You may elect this service on the Investment Application or by later written request to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Shareholder Servicing Agent will supply you with blank checks which can be drawn on your account with the Fund. The checks will be paid from the redemption of shares in your account. When honoring a check presented for payment, the Shareholder Servicing Agent will cause the Fund to redeem exactly enough full and fractional shares in your account to cover the amount of the check. Shares for which certificates have been issued may not be redeemed by check. Check redemption is subject to bank rules and regulations governing checking accounts. Checks for less than $250 or more than $100,000 will be returned and a fee may be charged. If there are insufficient shares in your account to cover a check written under this service, the check will be returned marked "insufficient funds" and a return fee may be charged. Checks should not be used to close a Fund account because when the check is written you will not know the exact total value of the account on the day the check clears. Fund dividends and distributions continue to be earned until a check clears for payment. The Fund reserves the right to terminate or modify the Check Redemption service at any time upon written notice to the Fund's shareholders.

     How Can You Reinstate Your Investment?

          If you redeem shares and then decide you should not have redeemed them, or that you prefer to shift your investment to one of the other mutual funds in the State Bond Group, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, your investment in shares of the Fund, or, if you held the shares redeemed for seven calendar days or longer before redemption, invest in shares of any of the other mutual funds (except the Cash Management Fund) in the State Bond Group. To make such an investment free of sales charges in shares of the State Bond Funds which have a higher sales charge than the Fund, you also must have held the shares of the Fund for six months or longer before their redemption. Your investment will be reinstated or made at the net asset value per share next determined after your request is received. You may use this privilege to reinstate an investment in the Fund only once.

          Exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

                 HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

          If you have been a shareholder for seven calendar days or more, you may exchange any or all of your investment for shares of the other mutual funds in the State Bond Group. Any exchange for shares of other mutual funds in the State Bond Group will be at the next determined respective net asset values after receipt of the request for exchange. Exchanges generally will be made without any sales charges; except that if, within six months of your investment in the Fund, you exchange for shares of any fund in the State Bond Group which has a higher sales charge, you must pay the difference in the sales charge applicable to the purchase of shares of the Fund and the higher sales charge applicable to the purchase of shares of such other fund. Exchanges of Fund shares are sales, and may result in a gain or loss for federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

          Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares also may be exchanged by telephone by calling (800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the Investment Application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

          The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

              HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?

          The Fund declares daily dividends on all outstanding shares (dividends are declared for the day on which shares are purchased but are not declared for redeemed shares on the day of redemption). A shareholder who redeems all of his or her Fund shares receives with the redemption proceeds the amount of all dividends declared for the month to and including the date of redemption of shares. Dividends in respect of all other redemptions are paid on the regular dividend payment date. Distributions from taxable net realized investment gains, if any, will generally be declared at least once each year.

     What Are Your Dividend And Capital Gain Distribution Options?

     You may elect to:

     1. Receive both dividends and capital gain distributions in additional shares of the Fund.

     2. Receive dividends in cash and capital gain distributions in additional shares of the Fund.

     3.  Receive both dividends and capital gain distributions in cash.

          If no election is made, dividends from investment income and gain distributions will be reinvested and credited to your account as additional shares. Dividends and gain distributions reinvestments are made at net asset value. To change your election at any time, write to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

      WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?


          The Fund has qualified and intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will distribute all or substantially all of its taxable income to shareholders. Distributions from net investment income and net short-term capital gains generally will be taxable to you as ordinary income, whether received in cash or in additional shares. Since the Fund's investment income is derived from interest rather than dividends, none of the Fund's distributions will qualify for the dividends-received deduction for corporations. Any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held your shares.

          Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. A capital loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received with respect to such shares. In certain circumstances (such as the exercise of an exchange privilege), a load charge may not be taken into account in determining the gain or loss on the sale on redemption of shares in the Fund within 90 days of their acquisition. In such case, the load charge is treated as incurred with respect to the shares subsequently purchased.

          The above information concerns the federal income tax status of the payments you receive. Shareholders should consult their tax adviser to determine whether, and the extent to which, distributions are exempt from state and local taxes. Shareholders are sent a quarterly statement of account reflecting all transactions in their account, including dividends and gain distributions, during the prior month. Also, at year end all shareholders are sent a statement of account and information on the aggregate amount and tax status of dividends and gain distributions paid during the calendar year. Shareholders should consult their tax advisers with respect to any specific questions relating to federal, state, local or foreign taxation.


                   WHAT IS THE FUND'S PLAN OF DISTRIBUTION?

          The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the Plan, the Fund pays the Distributor a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund shares ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

          In the future, Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, currently are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide administration, shareholder service, and distribution assistance if the scope of the assistance is such that, in the opinion of the Distributor, it does not fall within the aforementioned prohibition.


          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

          Investors Fiduciary Trust Company ("IFTC") serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. Its address is 127 West 10th Street, Kansas City, Missouri 64105. IFTC also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                      WHAT SERVICES DOES THE FUND OFFER?

          Information about various shareholder services is included above under "How Can You `Sell' Your Shares?" In addition, the Fund also provides the following services:

     What About Shareholder Information?

          For general information about the Fund, call or write SBM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.


     What Reports Will You Receive From the Fund?

          As a shareholder, you will receive the Fund's annual and semi-annual reports. You also will receive quarterly account statements confirming dividends paid by the Fund, transactions in your account and the current balance of shares you own.

     Are Certificates Issued For Shares?

          All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued. Any existing certificates may be sent to the Shareholder Servicing Agent to be transferred in your account to book credits.

     Other Services

          Pre-Authorized Payments enable you to purchase Fund shares by authorizing your bank to make regular payments from your bank account in fixed amounts.

          Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

          Further information on these services and others is available by contacting the Distributor.

             GENERAL INFORMATION ABOUT STATE BOND U.S. GOVERNMENT
                          AND AGENCY SECURITIES FUND

          State Bond U.S. Government and Agency Securities Fund is an investment portfolio of State Bond Income Funds, Inc., a diversified, open-end management investment company, or mutual fund, incorporated in Maryland on October 14, 1985. The Fund has only one class of capital stock, $.00001 par value. Each outstanding share has one vote and an equal right to dividends and distributions, if any. All shares have noncumulative voting rights for the election of directors. Each is fully paid and nonassessable, and each is freely transferable.

                            INVESTMENT PERFORMANCE

          Advertisements and other sales literature for the Fund may refer to its "yield," "average annual total return," "cumulative total return" or data concerning the Fund's performance since its inception. When the Fund advertises its yield, it also will advertise its total return for the most recent one year, five year and ten year periods, or the life of the Fund, if less.

          When the advertised yield of the Fund is characterized as the "SEC 30-day yield," it will be based upon a 30-day period stated in the advertisement and calculated in accordance with a standardized method promulgated by regulations of the Securities and Exchange Commission. Such yield is calculated by dividing the net investment income per share (as defined in such regulations) earned during the period by the maximum offering price per share on the last day of the period. Maximum offering price includes the maximum sales charge and any other nonrecurring charges. The result is then annualized using a formula that provides for semi-annual compounding of income.

          The average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating the average annual total return and cumulative total return, the maximum sales charge and any other nonrecurring charges are deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

          The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature, and advertisements. This may include comparisons of relative performance based upon data provided by services such as Lipper Analytical Services, Incorporated. The results may be calculated on a total return and/or yield basis for various periods, with or without sales charges. Results without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The Fund also may refer to publications which have mentioned the Fund, its Manager, or their personnel.

          For additional information regarding the calculation of the Fund's yield and total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

          The total return for the Fund's most recent year, ended October 31, 1995, was 15.48%. This total return figure assumes the reinvestment of all distributions and does not include the effect of the one time sales charge. Taking into account the effect of the one time sales charge, the Fund's total return for the fiscal year ended October 31, 1995 was 9.68%. For a discussion of the Fund's average annual return for its most recent one and five year periods, and for the life of the Fund, see the chart that follows.

          Having experienced a very difficult interest rate environment in the previous fiscal year ended October 31, 1994, the current fiscal year began with the Federal Reserve continuing to fight the threat of inflation by increasing short-term interest rates, which in turn increased interest rate levels all along the interest rate curve. At the conclusion of last fiscal year, the 30-year Treasury bond was yielding just under the 8% level. On November 15, 1994, the Federal Reserve increased the Fed funds and discount rate by .75%, and the 30-year Treasury bond yield increased to over 8%. Shortly after December 31, 1994, there were indications that the economy was slowing as some sectors of the economy reported weaker economic data. However, the Federal Reserve increased short-term rates again in early February by .50%. This, in retrospect, was the final increase in a series of seven total increases within a year by the Federal Reserve. Economic reports gave further indications of a slowing economy and by the end of February, 1995, the 30-year Treasury bond was at 7.75%. This trend of lower rates continued for the remainder of the Fund's fiscal year. Aided in July by the Federal Reserve decrease of short-term rates by .25%, the 30-year Treasury bond closed the fiscal year at a yield of 6.33%. The investments in the Fund's portfolio as of fiscal year end consisted of 72.2% in Government National Mortgage Association (GNMA) certificates and 22.5% in Federal National Mortgages Association (FNMA) certificates. These particular investments, while producing monthly dividends which totaled 32 cents for the year, also increased in value in reaction to the trend of lower interest rates. As a result, the net asset value of the Fund's shares increased from $4.73 to $5.10, or 7.82%, for this twelve-month period.

          The following chart compares the performance of a hypothetical $10,000 investment in the Fund over the life of the Fund (from January 1, 1986) to the performance of an investment in the Lehman Brothers Mortgage-backed Securities Index (the "Index"). The information in the chart assumes that the maximum current sales charge was paid upon acquisition of the Fund shares and reflects all Fund expenses during the period covered. The information in the chart regarding the performance of the hypothetical investment in the Index assumes that no sales charge was paid upon an investment in the Index and that there were no expenses associated with an investment in the Index.

     [PERFORMANCE GRAPH APPEARS HERE]

                                                            (October 31 Fiscal Year)
                               1986*     1987     1988     1989     1990     1991     1992     1993     1994     1995
                               -----     ----     ----     ----     ----     ----     ----     ----     ----     ----
     Fund Performance         $10,153  $10,333  $11,653  $12,782  $13,755  $15,859  $17,116  $18,505  $17,673  $20,409
     Index Performance        $11,081  $11,535  $13,120  $14,591  $15,825  $18,502  $20,011  $21,592  $21,143  $24,380
     *From January 1, 1986


     Fund's average annual total returns for the period ending
       October 31, 1995:
     One Year.......................................................  9.68%
     Five Years.....................................................  7.10%
     Life of Fund (since 12-13-85)..................................  7.52%
     Past performance is not predictive of future performance.

          NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR SBM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE OR JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION

     IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE THEREOF.

                      THE STATE BOND GROUP OF MUTUAL FUNDS
                           GENERAL AUTHORIZATION FORM

     TO OPEN A NEW ACCOUNT BY MAIL:

     1. Complete the General Authorization Form. Be sure to indicate the Fund in which your Account should be opened. Also indicate the services you will want to use. Special attention should be given to Section 11 of the Form. Be sure to sign the certification in Section 11.

     2. Send the completed Form and your check, payable to SBM Financial Services, Inc. to:
          SBM Financial Services, Inc. - 100 N. Minnesota St. - P.O. Box 69 New Ulm, MN 56073-0069 - (800) 328-4735

     TO OPEN A NEW ACCOUNT BY BANK WIRE:

     1.   Call the fund at 800-328-4735 to obtain an Account Number in advance.

     2.   Instruct your bank to wire monies to:
          The account of State Bank & Trust Company of New Ulm at the Federal Reserve Bank of Minneapolis, Account #091901202
          For further credit to Account #780
          (Name of Fund)________________________________________________________
          (Your name as your account is registered)_____________________________ (Your new Account Number)_____________________________________________

     3. Complete the Investment Application, indicating the services you will want to use. Special attention should be given to Section 3B of the Form, where you should indicate appropriate wire information. Mail the completed Form to:

          SBM Financial Services, Inc. - 100 N. Minnesota Street - P.O. Box 69
          - New Ulm, MN 56073-0069

     PLEASE CHECK:
     ___ STATE BOND TAX EXEMPT FUND            ....................... DATE
     ___ STATE BOND U.S. GOVERNMENT AND AGENCY SECURITIES FUND
     ___ STATE BOND CASH MANAGEMENT FUND
     ___ STATE BOND MINNESOTA TAX-FREE INCOME FUND

          THIS FORM MAY NOT BE USED TO ESTABLISH OR REVISE AN ACCOUNT OR SERVICE IN STATE BOND COMMON STOCK FUND OR STATE BOND DIVERSIFIED FUND. FORMS FOR THOSE FUNDS ARE INCLUDED IN THEIR PROSPECTUSES, COPIES OF WHICH MAY BE OBTAINED FROM SBM FINANCIAL SERVICES, INC., 100 N. MINNESOTA ST., P.O. BOX 69, NEW ULM, MN 56073-0069.
     __________________________________________________________________________
     I WISH TO ESTABLISH ___ OR REVISE ___ AN ACCOUNT (NO. _______________) ___ CHECK ENCLOSED FOR $___________ IN THE MUTUAL FUND CHECKED ABOVE IN ACCORDANCE WITH THESE INSTRUCTIONS, THE TERMS AND CONDITIONS OF THIS FORM AND THE CURRENT PROSPECTUS OF THE FUND, A COPY OF WHICH I HAVE RECEIVED.
     __________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------
1.  REGISTRATION:                                                                                                    AG
                                                                                                                     E
------------------------------------------------------------------------------------------------------------------------------------
    PLEASE PRINT                                                                                                     AG
    NAME(S) IN WHICH                                                                                                 E
    SHARES ARE TO BE   ----------------------------------------------------------------------------------------------
    REGISTERED WITH
    TRUST NAME IF      ----------------------------------------------------------------------------------------------
    APPLICABLE         STREET OR P.O. BOX
                       ----------------------------------------------------------------------------------------------
                       CITY                                             STATE                        ZIP CODE
                       ----------------------------------------------------------------------------------------------
    MAILING ADDRESS:   HOME PHONE                                       BUSINESS PHONE
                       ----------------------------------------------------------------------------------------------
                       BIRTH DATE
                       ----------------------------------------------------------------------------------------------
2.  LEGAL FORM OF OWNERSHIP (CHECK ONE)
    1.  ___ INDIVIDUAL OWNERSHIP
    2.  ___ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
    3.  ___ TENANTS IN COMMON
    4.  ___ CORPORATE OWNERSHIP
    5.  ___ PARTNERSHIP OWNERSHIP
    6.  ___ UNIFORM GIFTS/TRANSFERS TO MINORS ACT OF STATE OF
    7.  ___ IRA/*/
    8.  ___ TAX-QUALIFIED RETIREMENT PLAN/*/
    9.  ___ TRUST (DATE TRUST ESTABLISHED                                                                                      )

/*/ ADDITIONAL DOCUMENTATION MAY BE REQUIRED.

OBJECTIVE                                  SUITABILITY INFORMATION
_______ CONSERVATION OF CAPITAL            APPROX. INCOME $
_______ INCOME                             APPROX. NET WORTH (EXCLUSIVE OF PROPERTY, HOME FURNISHINGS
_______ LONG TERM GROWTH                   AND AUTOMOBILES) $
_______ SPECULATIVE CAPITAL GAINS          APPROX. TAX BRACKET                                                                 %
_______ DEFERRAL OF TAXES

EMPLOYER
BUSINESS ADDRESS

OCCUPATION
IS CLIENT OF LEGAL AGE? ___ YES   ___ NO
IS CLIENT EMPLOYED BY OR REGISTERED WITH ANOTHER SECURITIES FIRM?  ___ NO
____ YES WITH
PRIOR INVESTMENT EXPERIENCE            YEARS
NOTE: IF CLIENT REFUSES TO PROVIDE INFORMATION HAVE CLIENT INITIAL HERE

--------------------------------------------------------------------------------------------------------
3.  INITIAL                                    A.  IF PURCHASE IS BY CHECK: ATTACH IT TO APPLICATION
    INVESTMENT                                 AND MAIL TO THE FUND.
                                               ENCLOSED IS MY CHECK PAYABLE TO SBM FINANCIAL SERVICES,
                                               INC. FOR $____________________.
                                               ---------------------------------------------------------
                                               B.  IF PURCHASE IS BY WIRE, INSTRUCT YOUR BANK TO FOLLOW
                                               THE WIRE INSTRUCTIONS.
                                               WIRE SENT IN THE AMOUNT OF $____________________
                                               THROUGH
                                               NAME OF BANK

                                               FUND ACCOUNT NUMBER        DATE OF WIRE        BRANCH
--------------------------------------------------------------------------------------------------------
4.  DIVIDENDS                                  I ELECT TO RECEIVE:   ___ 1.  DIVIDENDS IN SHARES, GAIN
    AND GAIN                                   DISTRIBUTIONS IN SHARES.
    DISTRIBUTIONS                              ___ 2.  DIVIDENDS IN CASH, GAIN DISTRIBUTIONS IN SHARES.
                                               ___ 3.  DIVIDENDS IN CASH, GAIN DISTRIBUTIONS IN CASH.
                                               NOTE: IF NO ELECTION IS MADE, OPTION NO. 1 AUTOMATICALLY
                                               WILL BE PUT INTO EFFECT.
                                               DIVIDENDS AND GAIN DISTRIBUTIONS WILL BE INVESTED AT NET
                                               ASSET VALUE.  THESE OPTIONS DO NOT APPLY FOR AUTOMATIC
                                               CASH WITHDRAWAL SERVICE.
--------------------------------------------------------------------------------------------------------
5.  PRE-AUTHORIZED                             ___ PLEASE ARRANGE WITH MY BANK TO DRAW PRE-AUTHORIZED
    PAYMENTS                                   PAYMENTS AND INVEST $   IN MY ACCOUNT
                                               ___ MONTHLY     ___ TWICE A MONTH     ___ EVERY OTHER
                                               MONTH     ___ QUARTERLY
                                               ON THE:     ___ 1ST OF MONTH     ___ 16TH OF MONTH
                                               I HAVE COMPLETED THE ATTACHED "BANK AUTHORIZATION TO
                                               HONOR PRE-AUTHORIZED PAYMENTS."
                                                                         (ALSO COMPLETE SECTION 4 ABOVE)
--------------------------------------------------------------------------------------------------------
6.  AUTOMATIC                                  ___ PLEASE SEND A CHECK FOR $     BEGINNING ON THE 15TH
    CASH                                       DAY OF      19__, AND THEREAFTER ON THE 15TH DAY OF
    WITHDRAWAL                                 EVERY:
                                               ___ MONTH          ___3RD MONTH          ___ 6TH MONTH
                                               ___ 12TH MONTH
                                               MAKE PAYMENTS TO:  NAME
                                                               ADDRESS
                                                               CITY       STATE       ZIP
                                               SHARES HAVING A CURRENT VALUE AT OFFERING PRICE OF
                                               $5,000 OR MORE MUST BE HELD IN THE ACCOUNT AT INITIATION
                                               OF SERVICE, AND ALL SHARES MUST BE IN "BOOK CREDIT" FORM.
--------------------------------------------------------------------------------------------------------
7.  LETTER                                     I INTEND TO PURCHASE, ALTHOUGH I AM NOT OBLIGATED TO DO
    OF INTENT                                  SO, SHARES OF THE ABOVE-DESIGNATED FUND, AND ONE OR MORE
                                               OF THE OTHER MUTUAL FUNDS IN THE STATE BOND GROUP WHICH
                                               BEAR A SALES CHARGE AS WRITTEN IN BELOW, WITHIN A
                                               13-MONTH PERIOD WHICH, TOGETHER WITH THE PRESENT NET
                                               TOTAL ASSET VALUE OF SHARES NOW OWNED, BY ME, WILL
                                               AGGREGATE AT LEAST:
                                                            ___ $50,000   ___ $100,000    ___ $250,000
                                                            ___ $500,000  ___ $1,000,000  ___ $2,000,000
                                               I AGREE TO THE ESCROW PROVISIONS CONTAINED IN THIS
                                               APPLICATION.
                                               ___ THIS LETTER OF INTENT MAY BE BACKDATED UP TO 90 DAYS
                                               TO INCLUDE SHARES PREVIOUSLY PURCHASED.  BACKDATE TO
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
8.  DIVIDEND                                   IF YOU WISH TO HAVE YOUR DIVIDEND PAYMENTS MADE TO
    DIRECTION                                  ANOTHER PARTY PLEASE COMPLETE THE FOLLOWING:
    OPTION                                     I HEREBY AUTHORIZE AND REQUEST THAT MY DIVIDEND PAYMENTS
                                               BE MADE TO:
                                                 NAME
                                                 ADDRESS
                                                 CITY                    STATE                   ZIP
                                               SIGNATURE INVESTOR
                                               SIGNATURE CO-INVESTOR
--------------------------------------------------------------------------------------------------------
9.  CHECK                                      ALL REGISTERED OWNERS OF YOUR FUND ACCOUNT (AS LISTED IN
    REDEMPTION                                 SECTION 1) MUST SIGN BELOW.  I (WE) UNDERSTAND IF THIS
    SERVICE                                    CHECK REDEMPTION SERVICE IS ELECTED, THAT NO
                                               CERTIFICATES FOR SHARES WILL BE ISSUED.  BY SIGNING THIS
                                               SECTION, I (WE) AGREE TO ALL OF THE TERMS AND CONDITIONS
                                               SET FORTH IN THE PROSPECTUS AND APPLICATION.

                                               1.                             2.
                                               3.                             4.
                                               ___  CHECK HERE IF ONLY ONE SIGNATURE IS REQUIRED ON CHECKS
                                               ___ CHECK HERE IF A COMBINATION IS REQUIRED AND SPECIFY NUMBER
                                               ACCOUNTS IN THE NAMES OF CORPORATIONS, TRUSTS,
                                               PARTNERSHIPS, ETC. MUST INDICATE THE LEGAL TITLES OF
                                               ALL AUTHORIZED SIGNATORIES. SHAREHOLDERS ELECTING THIS
                                               SERVICE ARE SUBJECT TO THE CONDITIONS CONTAINED IN THIS
                                               APPLICATION.


--------------------------------------------------------------------------------------------------------
10. QUICK                                      NO REDEMPTION OF SHARES PURCHASED BY CHECK WILL BE
    REDEMPTION                                 PERMITTED WITHIN 15 DAYS OF THE CREDIT OF THOSE SHARES
    SERVICE                                    TO YOUR ACCOUNT.

                                               I HEREBY AUTHORIZE THE FUND TO HONOR TELEPHONE OR
                                               WRITTEN INSTRUCTIONS RECEIVED FROM ME FOR THE REDEMPTION
                                               OF FUND SHARES WITHOUT A SIGNATURE AND BELIEVED BY THE
                                               FUND TO BE GENUINE.  TO PROVIDE ME WITH THE PROCEEDS OF
                                               THE REDEMPTION QUICKLY, PROCEEDS IN THE MINIMUM AMOUNT
                                               INDICATED IN THE FUND'S CURRENT PROSPECTUS WILL BE SENT
                                               ONLY TO THE COMMERCIAL BANK LISTED BELOW FOR CREDIT TO
                                               MY ACCOUNT.  I UNDERSTAND THAT RECORDS OF SUCH
                                               INSTRUCTIONS WILL BE BINDING.

                                               PLEASE WIRE PROCEEDS TO
                                               NAME OF COMMERCIAL BANK (SAVINGS BANK MAY NOT BE USED)

                                               ACCOUNT NAME                               ACCOUNT NUMBER

                                               ADDRESS OF BANK                    CITY
                                               STATE                                            ZIP CODE

                                               DATE
                                               SIGN HERE: SIGNATURE(S) OF INVESTOR(S) (X)            (X)
--------------------------------------------------------------------------------------------------------
11. SIGNATURE                                  UNDER PENALTIES OF PERJURY I CERTIFY THAT THE NUMBER
                                               SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION
                                               NUMBER/SOCIAL SECURITY NUMBER AND THAT I AM NOT SUBJECT
                                               TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN
                                               NOTIFIED THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A
                                               RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS,
                                               OR THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME THAT I
                                               AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.  I (WE)
                                               CERTIFY THAT I (WE) ARE OF LEGAL AGE AND THAT I (WE)
                                               HAVE LEGAL CAPACITY TO PURCHASE OR REDEEM SHARES OF THE
                                               FUND FOR MY (OUR) OWN ACCOUNT, OR FOR THE ACCOUNT OF THE
                                               ORGANIZATION NAMED BELOW.  I (WE) HAVE RECEIVED A
                                               CURRENT PROSPECTUS OF THE FUND AND APPOINT SBM FINANCIAL
                                               SERVICES, INC. AS MY (OUR) AGENT TO ACT IN ACCORDANCE
                                               WITH MY (OUR) INSTRUCTIONS HEREIN.

                                               SIGNATURE  (X)                 SIGNATURE  (X)
                                               SOC. SEC. NO. OR TAXPAYER      SOC. SEC. NO. OR TAXPAYER
                                               IDENTIFICATION NO.             IDENTIFICATION NO.


-------------------------------------------------------------------------------------------------------------
12. DEALER                                     PLEASE ESTABLISH THE ACCOUNT SPECIFIED BY THE INVESTOR
    INFORMATION                                AND PURCHASE THROUGH SBM FINANCIAL SERVICES, INC.,
    ONLY                                       GENERAL DISTRIBUTOR, AT THE PUBLIC OFFERING PRICE,
                                               SHARES WHICH YOU ARE AUTHORIZED TO PURCHASE FROM US FOR
                                               THE INVESTOR.  THE INVESTOR IS AUTHORIZED TO SEND ANY
                                               FUTURE PAYMENTS DIRECTLY TO YOU FOR INVESTMENT.  CONFIRM
                                               EACH TRANSACTION TO THE INVESTOR AND TO US.  WE
                                               GUARANTEE THE GENUINENESS OF THE INVESTOR'S SIGNATURE.
                                               WE ARE A DULY REGISTERED AND LICENSED DEALER AND HAVE A
                                               SALES AGREEMENT WITH SBM FINANCIAL SERVICES, INC.

                                                      DEALER NAME              REPRESENTATIVE'S NAME   NUMBER

                                                        ADDRESS                            ADDRESS

                                               CITY      STATE      ZIP CODE   CITY  STATE  ZIP CODE
                                               X
                                               AUTHORIZED SIGNATURE OF         REPRESENTATIVE'S PHONE NUMBER
                                               BROKER/DEALER            DATE  (______)
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                      FOR INTERNAL USE ONLY                                                                     ACCEPTED BY:
---------------------------------------------------------------
                         NET ASSET VALUE            VALUE AS OF                                 SBM FINANCIAL SERVICES, INC.
# OF SHARES OWNED             AS OF                    DATE
                           DATE OF LOI                OF LOI
---------------------------------------------------------------                  BY ________________________________________
                                                                                                AUTHORIZED SIGNATURE
---------------------------------------------------------------

 ACCOUNTS ELIGIBLE FOR THE RIGHTS OF ACCUMULATION OR TO BE USED TOWARD COMPLETION OF A LETTER OF INTENT.

 NAME                                          FUND                                                       ACCOUNT NO.

 NAME                                          FUND                                                       ACCOUNT NO.

 NAME                                          FUND                                                       ACCOUNT NO.

 NAME                                          FUND                                                       ACCOUNT NO.

 NAME                                          FUND                                                       ACCOUNT NO.

TO:  SBM FINANCIAL SERVICES, INC.                        THE STATE BOND GROUP OF MUTUAL FUNDS
     100 NORTH MINNESOTA STREET                  REQUEST AND AUTHORIZATION FOR PRE-AUTHORIZED PAYMENTS
     P.O. BOX 69
     NEW ULM, MN  58073-0069

     TO START YOUR PRE-AUTHORIZED PAYMENT SERVICE, FILL OUT SECTION A AND
THE "BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED PAYMENTS" BELOW, AND
FORWARD IT WITH AN UNSIGNED BLANK CHECK FROM YOUR REGULAR CHECKING ACCOUNT
(MARKED "VOID").

A.   PRE-AUTHORIZED PAYMENTS
 [_] PLEASE ARRANGE WITH MY BANK TO DRAW PRE-AUTHORIZED PAYMENTS AND INVEST
$________________ IN MY ACCOUNT:
                              [_] MONTHLY [_] TWICE A MONTH    [_]  EVERY OTHER MONTH
     [_]  QUARTERLY    ON THE  [_]  1ST OF MONTH  [_]  16TH OF MONTH     I HAVE COMPLETED
     THE "BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED PAYMENTS" BELOW.
     IF NOT COMPLETED, THE 1ST WILL BE ASSUMED.
STARTING MONTH
                                     SIGNATURE(S) OF INVESTOR(S)

          BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED PAYMENTS

     AUTHORIZATION TO HONOR DEBITS (INCLUDING CHECKS, DRAFTS, AND OTHER ORDERS WHETHER BY ELECTRONIC OR PAPER MEANS) BY SBM FINANCIAL SERVICES, INC.

     DEPOSITOR'S NAME:
  (PRINT NAME(S) EXACTLY AS SHOWN ON MY BANK, OR OTHER FINANCIAL INSTITUTION,
                                    ACCOUNT)

     DEPOSITORY NAME:
        (PRINT NAME OF BANK OR FINANCIAL INSTITUTION AND BRANCH, IF ANY)


    (PRINT ADDRESS OF BANK, FINANCIAL INSTITUTION OR BRANCH WHERE ACCOUNT IS
                                  MAINTAINED)


     I HEREBY AUTHORIZE SBM FINANCIAL SERVICES, INC. TO INITIATE DEBT ENTRIES TO MY ACCOUNT AS LISTED BELOW AND THE DEPOSITORY NAMED ABOVE TO DEBIT THE SAME TO SUCH ACCOUNT. THIS AUTHORIZATION WILL REMAIN IN FULL FORCE AND EFFECT UNTIL SBM FINANCIAL SERVICES, INC. AND DEPOSITORY

     RECEIVE WRITTEN NOTIFICATION FROM EITHER OF THEM TO THE OTHER AND IN SUCH TIME AND IN SUCH MANNER SO AS TO AFFORD SBM FINANCIAL SERVICES, INC. AND DEPOSITORY A REASONABLE OPPORTUNITY TO ACT ON IT.

     SIGNATURE OF DEPOSITOR  X

     IF REQUIRED BY THE FINANCIAL INSTITUTION,
     SIGNATURE OF JOINT DEPOSITOR  X

     MY ACCOUNT NUMBER AT SAID FINANCIAL INSTITUTION IS                 DATE

      SBM FINANCIAL SERVICES, INC.
      100 NORTH MINNESOTA STREET
      P.O. BOX 69
      NEW ULM, MINNESOTA  56073-0069

                              TERMS AND CONDITIONS


                                  Open Account

       Investments will be made in as many shares of the Fund, including fractions to the third decimal place, as can be purchased at the public offering price at the close of business on the day the order is accepted. Shareholders will receive dividends from investment income and any distributions from long-term gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed at any time by notifying the Fund in writing. Stock certificates will not be issued.

                         Pre-Authorized Payment Service

       The Pre-Authorized Payment Service is available to all shareholders.
     Your application is subject to acceptance by your bank and the Fund. Payments in the amount specified will be drawn automatically on your bank on the day of each month in which an investment is scheduled and invested at the public offering price at the close of business on the same date. If a payment is not honored by your bank, the Service will be suspended. It will be reinstated upon written request indicating that the cause of interruption has been corrected. This Service may be terminated by you or the Fund at any time by written notice. You agree to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Pre-Authorized Payment Service are given on the following page.

                       Automatic Cash Withdrawal Service

       All income and gain distributions on shares held in your account subject to this withdrawal service will be reinvested in additional shares. A sufficient number of full and fractional shares will be redeemed to provide the amount requested. You may change the amount of scheduled payments or you may suspend payments for not more than one year by written notice to the Fund at least ten days prior to the effective date of such a change or suspension. Your service may be terminated by you or the Fund at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. The Service may be considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Redeeming shares to make these payments represents a return of capital and will result in tax consequences. Withdrawals, concurrently with purchases of shares of this or any other investment company will be disadvantageous to you because of the payment of duplicative sales charges. For this reason, additional purchases of Fund shares when the Withdrawal Service is in effect are discouraged.

                                Letter Of Intent

       SBM Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to you or credited to your Account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited in your account or delivered to you. You may include the total asset value of shares of the State Bond Funds (except State Bond Cash Management Fund shares) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchase made. If, within 20 days following the mailing of a written request, you have not paid this additional sales charge to SBM Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be released to your Account. The Letter of Intent may be backdated by as much as 90 days to change the purchase price for previous purchases. The thirteen-month period begins on the date to which you have backdated.

       Shares of the State Bond Cash Management Fund, which have been acquired by an exchange may be taken into account in completing a Letter of Intent or for Rights of Accumulation. However, shares of that Fund which have been purchased directly may not be used for purposes of determining reduced sales charges on additional purchases of the other Mutual Funds in the State Bond Group.


                            Check Redemption Service

1. REDEMPTION AUTHORIZATION: The signatory(ies) whose signature(s) appear on the general authorization form, intending to be legally bound, hereby agree each with the other and with State Bank & Trust Company of New Ulm, Minnesota ("Bank") that the Bank is appointed agent for such person(s) and, as such agent, is directed to request the Transfer Agent of the "Fund" to redeem shares of the Fund, registered in the name of such Signatory(ies) upon receipt of, and in the amount of checks drawn upon his (their) Fund account. The Fund or its Transfer Agent shall deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The Bank is expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shares of other stockholders of the Fund.

          The Bank is expressly authorized to honor checks as redemption instructions hereunder without requiring signature guarantees, and neither the Fund's Transfer Agent nor the Bank shall be liable for any loss or liability resulting from the absence of any such guarantee.

2. CHECK PAYMENT. The Signatory(ies) authorizes and directs the Bank to pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition, the Signatory(ies) agree(s) that:

     a. No check shall be issued or honored, or any redemption effected, in an amount less than the minimum amount indicated in the Fund's current Prospectus.

     b. No check shall be issued or honored, or redemption effected, for any amounts represented by shares for which certificates have been issued.

     c. No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels.

     d. No check shall be honored unless the Fund has provided the Bank, from the proceeds of redemption or otherwise, collected funds for the payment of such check.

     e. Checks issued hereunder cannot be cashed over the counter at State Bank & Trust Company of New Ulm, Minnesota.

     f. Check redemption of fund shares purchased within 15 days prior to the redemption may be limited as further described in the prospectus; and

     g. Checks shall be subject to any further limitations set forth in the prospectus issued by the Fund including without limitation any additions, amendments and supplements thereto.

3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the shares of the Fund, as by joint ownership, ownership in common, or tenants by the entireties, then (a) each registered owner must sign this form, (b) all checks will require all signatures unless a lesser number is indicated on the face of this form and (c) each signatory guarantees to the Bank the genuineness and accuracy of the signature of the other Signatory(ies).

4. CHARGES: Bank is authorized to redeem sufficient Fund shares each month, or from time to time, to cover the prevailing applicable charges on this account. You will be notified in advance of any changes in charges for this service.

5. TERMINATION: The Bank or the Fund may at any time terminate this account, related share redemption service and Bank's agency for the Signatory(ies) hereto without prior notice by Bank to any of the Signatory(ies).

6. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators and assigns of the Signatory(ies).

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 1996

             STATE BOND U. S. GOVERNMENT AND AGENCY SECURITIES FUND

                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                          Telephone No. (507) 354-2144


     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond U.S. Government and Agency Securities Fund (the "Fund") dated March 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS


WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?..   2
CALCULATION OF PERFORMANCE DATA..................................   3
WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?......................   5
WHO MANAGES THE FUND?............................................   6
THE MANAGER......................................................  10
MANAGEMENT AGREEMENT AND EXPENSES................................  11
PLAN OF DISTRIBUTION.............................................  12
TRANSFER AGENT...................................................  13
CUSTODIAN........................................................  14
INDEPENDENT AUDITORS.............................................  14
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................  14
PURCHASE OF SHARES...............................................  15
HOW IS THE OFFERING PRICE DETERMINED?............................  16
HOW ARE SHARES DISTRIBUTED?......................................  16
HOW CAN YOU "SELL" YOUR SHARES?..................................  17
HOW IS NET ASSET VALUE PER SHARE DETERMINED?.....................  17
TAX STATUS OF THE FUND...........................................  18
TAX STATUS OF PAYMENTS YOU RECEIVE...............................  18
WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?...................  18
GENERAL INFORMATION..............................................  18
FINANCIAL STATEMENTS.............................................  18

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated March 1, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     As more fully set forth in the Prospectus under "What are the Fund's Investment Objectives and Policies?", the Fund seeks to maximize current income to the extent consistent with preservation of capital by investing in securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"). In addition, as more fully described in the Prospectus, the Fund may invest up to 25% of its total assets in repurchase agreements relating to U.S. Government Securities, may purchase securities on a when-issued basis, and may lend portfolio securities to brokers or dealers.

Portfolio Turnover
------------------

     Portfolio turnover rate for a fiscal year is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities - excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its annual portfolio turnover rate, but anticipates that it will not exceed 100%. The Fund's portfolio turnover rate will not be a limiting factor when the Fund's Manager deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate was 7% for the fiscal year ended October 31, 1995; 23% for the fiscal year ended October 31, 1994; and 9% for the fiscal year ended October 31, 1993.

                        CALCULATION OF PERFORMANCE DATA

SEC 30-Day Yield
----------------

     Advertisements and other sales literature for the Fund may quote "SEC 30-day yield" and "total return" data. Such performance data is computed on a standardized basis pursuant to formulas established by the rules and regulations of the Securities and Exchange Commission.

     The Fund's SEC 30-day yield for the 30 day period ended October 31, 1995 was 6.02%. Such yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                            6
                           YIELD = 2[(a-b+1) -1]
                                      ---
                                      cd

     Where:    a =  dividends and interest earned during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.


Average Annual Total Return
---------------------------

     The Fund's average annual total return over the one year period, five year period, and the life of the Fund (commencing December 13, 1985) ended October 31, 1995 were as follows:

                    One year   Five Years   Life of Fund
                    ---------  -----------  -------------
Average Annual
Total Return at
  end of period:     9.68%        7.10%          7.52%

     The average annual total return figures are computed by finding the average annual compounded rates of return over the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T) = ERV

     Where:    P   =  a hypothetical initial payment of $1,000;

               T   =  average annual total return;

               n   =  number of years; and

               ERV   =    ending redeemable value at the end of the period of a
                          hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Cumulative Total Return
-----------------------

     Cumulative total return is computed by finding the cumulative compound rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeeming value, according to the following formula:

                             CTR = ERV - P
                                   ------- 100
                                    P

Where:

          CTR  =  Cumulative total return
          ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of period.
          P    =  initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Other Yields
------------

     Current and effective yields of the Fund, not calculated in accordance with the guidelines of the SEC as explained above, may be quoted in reports and sales literature. Non-SEC current yield is computed based upon a recent seven-calendar-day period by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by 365/7. Non-SEC effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The Fund's non-SEC yield quotation may be inclusive or exclusive of taxable income, if any, as indicated in such quotation.

     The Fund's non-SEC yield may fluctuate daily depending upon such factors as market conditions, the composition of the Fund's portfolio and operating expenses. Therefore, the Fund's non-SEC yield in the future may be higher or lower than its past non-SEC yields and there can be no assurance that historical yields will continue. That the Fund's non-SEC current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be taken into account when comparing the yield on an investment in Fund shares with yields on fixed-yield investments, such as insured savings accounts. These factors and possible differences in the methods used in calculating non-SEC yield should be considered when comparing the Fund's non-SEC current yield to non-SEC yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and the Fund's investment goals and policies. Any sales literature quoting a non-standard SEC yield will also include the standard SEC yield.


                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value will be only from banks, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%;

2. Underwrite the securities of other issuers, except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

3. Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities;

4. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended);

5.   Buy or hold any real estate or real estate investment trust securities;

6. Buy or hold any commodity or commodity futures contracts, or any oil, gas or other mineral exploration or development program;

7. Make loans except to the extent that the purchase of bills, notes, bonds or other debt obligations or the entry into repurchase agreements may be considered loans; provided, however, that the Fund may lend portfolio securities to brokers or dealers if the aggregate market value of the securities loaned does not exceed 10% of the Fund's total assets;

8. Mortgage or pledge any of its assets, except to the extent, up to a maximum of 10% of the value of its total assets, necessary to secure borrowings permitted by paragraph 1;

9. Buy securities on "margin", except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities;

10.  Make "short" sales of securities;

11.  Write or purchase put or call options;

12. Buy securities which have legal or contractual restrictions on resale, except in connection with repurchase agreements;

13. Buy securities of any issuer for the purpose of exercising control or management; or buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization; or

14. Invest more than 10% of the Fund's net assets in any combination of repurchase agreements maturing in more than seven days and other illiquid securities.

     If a percentage restriction described above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of net assets of the Fund will not be considered a violation of the restriction.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 239 S. Fifth Street, Louisville, Kentucky.

Name, Age and Address       Position with the Fund  Other Business Activities in Past 5 Years
--------------------------  ----------------------  ---------------------------------------------
William B. Faulkner (68)    Director                President, William Faulkner & Associates,
                                                    business and institutional adviser since
                                                    1986; Consultant to American Hoist &
                                                    Derrick Company, construction equipment
                                                    manufacturer, from 1986 to 1989; prior
                                                    thereto, Vice President and Assistant to the
                                                    President, American Hoist & Derrick
                                                    Company. Director of the other mutual
                                                    funds in the State Bond Group

Patrick M. Finley (57)      Director                President, Universal Cooperatives, Inc., a
                                                    farmers' cooperative.  Director of the
                                                    other mutual funds in the State Bond
                                                    Group

Chris L. Mahai (39)         Director                Senior Vice President, Strategic Integra-
                                                    tion Unit, Star Tribune/Cowles Media
                                                    Company, since August 1995; Vice
                                                    President, Marketing Director, Star
                                                    Tribune, since September 1992; from
                                                    1990 to 1992, self-employed consultant,
                                                    marketing services; prior thereto, Senior
                                                    Vice President of Corporate Relations and
                                                    marketing, First Bank System, Inc.
                                                    Director of the other mutual funds in the
                                                    State Bond Group

John R. Lindholm (46)*      Director                President of Integrity Life Insurance
                                                    Company ("Integrity") and Vice President-
                                                    Chief Marketing Officer of National
                                                    Integrity Life Insurance Company
                                                    ("National Integrity") since November 26,
                                                    1993; Executive Vice President-Chief
                                                    Marketing Officer of ARM Financial
                                                    Group, Inc. since July 27, 1993;
                                                    since March 1992 Chief Marketing Officer
                                                    of Analytical Risk Management, L.P.;
                                                    from June 1990 to February 1992, Chief
                                                    Marketing Officer and a Managing Director
                                                    of the ICH Capital Management Group,
                                                    ICH Corporation, Louisville, Kentucky;
                                                    prior thereto, Chief Marketing Officer
                                                    and Managing Director for Capital Holding
                                                    Corporation's Accumulation and
                                                    Investment Group. Director of the other
                                                    mutual funds in the State Bond Group and
                                                    of The Legends Fund, Inc.


Name, Age and Address       Position with the Fund  Other Business Activities in Past 5 Years
--------------------------  ----------------------  ---------------------------------------------
John Katz (56)              Director                Investment banker since January 1991;
                                                    Chairman and Chief Executive Officer,
                                                    Sam's Restaurant Group, Inc. (a restaurant
                                                    holding company), from June 1991 to
                                                    August 1992; Executive Vice President
                                                    (from January 1989 to January 1991) and
                                                    Senior Vice President (from December
                                                    1985 to January 1989), Equitable
                                                    Investment Corporation (an indirect
                                                    wholly-owned subsidiary of The Equitable
                                                    Life Assurance Society of the United
                                                    States, through which it owns and manages
                                                    its investment operations).  Director of the
                                                    other mutual funds in the State Bond
                                                    Group and of The Legends Fund, Inc.

Theodore S. Rosky (57)      Director                Retired since April 1992; Executive Vice
                                                    President, Capital Holding Corporation
                                                    (from December 1991 to April 1992);
                                                    prior thereto, Executive Vice President
                                                    and Chief Financial Officer, Capital
                                                    Holding Corporation.  Director of the
                                                    other mutual funds in the State Bond
                                                    Group and of The Legends Fund, Inc.

Dale C. Bauman (58)         President               Vice President and Sales Manager, SBM
100 North Minnesota                                 Financial Services, Inc., since June 1992;
Street P.O. Box 69                                  prior thereto, Vice President and Division
New Ulm, Minnesota                                  Manager, SBM Financial Services, Inc.,
56073-0069.                                         1980 to June 1992.  President of the other
                                                    mutual funds in the State Bond Group.

Keith O. Martens (56 )      Vice President          Senior Portfolio Manager, ARM Capital
200 Park Avenue, 20th                               Advisors, Inc. since June 14, 1995;
Floor                                               Executive Vice President - Investments,
New York, New York                                  SBM Company; Vice President State Bond
10166                                               and Mortgage Life Insurance Company
                                                    and SBM Certificate Company.  Vice
                                                    President of the other mutual funds in the
                                                    State Bond Group.


Name, Age and Address       Position with the Fund  Other Business Activities in Past 5 Years
--------------------------  ----------------------  ---------------------------------------------
Don W. Cummings (32)        Controller              Controller of ARM Financial Group, Inc.
                                                    since July 15, 1993, and Integrity and
                                                    National Integrity since November 26,
                                                    1993.  Prior to November 26, 1993 he
                                                    served as Controller of ARM, Ltd., a
                                                    position he held from July 1992.  From
                                                    1985 to June 1992, Mr. Cummings served
                                                    in various positions within Ernst & Young
                                                    llp's Insurance Industry Accounting and
                                                    Auditing Practice, the last of which was
                                                    Manager.  Controller of the other mutual
                                                    funds in the State Bond Group and of The
                                                    Legends Fund, Inc.

Kevin L. Howard (31)        Vice President and      Assistant General Counsel of ARM
                            Secretary               Financial Group, Inc. since January 31,
                                                    1994; Assistant General Counsel of
                                                    Capital Holding Corporation from April
                                                    1992 to January 1994; Attorney,
                                                    Greenebaum Doll & McDonald, 1989 to
                                                    April 1992.  Vice President and Secretary
                                                    of the other mutual funds in the State Bond
                                                    Group and Secretary of The Legends
                                                    Fund, Inc.

Peter S. Resnik (34)        Treasurer               Treasurer of ARM Financial Group, Inc.,
                                                    Integrity and National Integrity since
                                                    December 1993; employed in various
                                                    financial and operational capacities by
                                                    Analytical Risk Management Ltd. since
                                                    December 14, 1992; Assistant Vice
                                                    President of the Commonwealth Life
                                                    Insurance Company subsidiary of Capital
                                                    Holding Corporation from 1986 to
                                                    December 1992.  Treasurer of the other
                                                    mutual funds in the State Bond Group and
                                                    of The Legends Fund, Inc.

Pam Freeman (28)            Assistant Secretary     Financial Analyst with ARM Financial
                                                    Group, Inc. since October 1993; Senior
                                                    Accountant and various other capacities
                                                    with Ernst & Young LLP from 1989 to
                                                    September 1993.

------------------
* Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.

     The Executive Committee of the Board acts on behalf of the Board between meetings an has the authority to exercise most of the Board's powers. The Investment Committee renders investment advice to the Board. Directors of the Fund received aggregate remuneration of $3,897 during the fiscal year ended October 31, 1995 from the Fund. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the State Bond Group. Directors and officers of the Fund as a group owned directly or indirectly 6,874.6 shares, or .25% of the Fund's capital stock at October 31, 1995.

     The following table sets forth, for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-interested Directors and, for the 1994 calendar year, the aggregate compensation paid to the non-interested Directors by all of the funds in the fund complex including the six funds in the State Bond Group of mutual funds. Directors who are interested persons, as defined in the Investment Company Act of 1940, received no compensation from the Fund.

                             Aggregate       Total Compensation from fund
                           Compensation    complex including the State Bond
  Name of Director         from Fund (a)       Group of Mutual Funds (b)
  ----------------         -------------   --------------------------------
-------------------------------------------------------------------------------
William B. Faulkner            $588                     $ 3,528
-------------------------------------------------------------------------------
Patrick M. Finley              $588                     $ 3,528
-------------------------------------------------------------------------------
Chris L. Mahai                 $588                     $ 3,528
-------------------------------------------------------------------------------
John Katz*                     $147                     $10,000
-------------------------------------------------------------------------------
Theodore S. Rosky*             $147                     $10,000
-------------------------------------------------------------------------------

(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) This includes the aggregate compensation paid to the named persons by all of the mutual funds in the State Bond Group and also the amounts paid to such persons in calendar year 1994 by the State Bond Progress Fund (the "Progress Fund"). The Progress Fund formerly was a member of the State Bond Group of mutual funds. All of the assets of the Progress Fund were acquired by State Bond Common Stock Fund on June 24, 1994.

* Messrs. Katz and Rosky have been directors of the Fund, and the other mutual funds in the State Bond Group, since June 1, 1995. In addition, they are directors of The Legends Fund, Inc., a mutual fund which is advised by Integrity Life Insurance Company, an affiliate of ARM, which may be deemed to be a part of the same fund complex as the State Bond Group of Mutual Funds. The amounts paid to such directors in 1994 were paid exclusively by The Legends Fund, Inc. From June 1, 1995 through October 31, 1995, these directors each received aggregate compensation from all of the mutual funds in the State Bond Group in the amount of $882.



                                 THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

     The Manager is also manager of the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund and State Bond Tax Exempt Fund.


                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement") dated June 14, 1995, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative services and executive personnel as are necessary for Fund operations. The Manager also pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund. In addition, the Manager pays distribution expenses pursuant to a 12b-1 plan.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual fee of .65 of 1% of the average daily net assets of the Fund. The predecessor to the Manager, SBM Company, was paid the following amounts by the Fund as a management fee (including 12b-1 plan fees) during its fiscal years ended October 31, 1995, 1994 and 1993, respectively: $51,455, $94,390 and $101,582. The Manager received $38,220 from the Fund as a management fee from June 1, 1995, the effective date for accounting purposes on which the Manager commenced its duties as the Fund's investment adviser, through October 31, 1995. The Manager has voluntarily undertaken, and SBM Company previously voluntarily undertook, to reimburse the Fund for any expenses incurred by it in excess of 1% of average daily net assets, despite the fact that higher expenses may be permitted by state law.
For the fiscal years ended October 31, 1995, 1994, and 1993, the Fund incurred management fees (excluding 12b-1 plan fees), accounting service fees and transfer agent fees totaling $77,660; $86,786; and $91,812, respectively. The Manager and SBM Company reimbursed the Fund $10,470 and $24,444, respectively, for the fiscal year ended October 31, 1995. SBM Company reimbursed the Fund $34,475 and $33,152 for the years ended 1994 and 1993.

     The Fund pays all its expenses other than those assumed by the Manager, including the investment advisory and management fee; outside legal, auditing, and accounting expenses; bookkeeping, record keeping, and Fund portfolio and Fund share pricing expenses; interest, taxes and governmental fees; expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges, if any; fees of custodians, transfer agents, registrars, accounting services agents, or other agents; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, and distributing prospectuses, statements of additional information, reports, notices, and dividends to Fund shareholders; cost of stationery; costs of shareholders' and other meetings of the Fund; traveling expenses of officers, directors, and employees of the Fund, if any; fees of the Fund's independent directors and salaries of any officers or employees who are not affiliated with the Manager; the Fund's pro rata portion of premiums on any fidelity bond and insurance covering the Fund; and general corporate fees and expenses.

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may receive are limited to certain percentages of its average daily net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement was approved by the directors of the Fund, including a majority of the disinterested directors, at a meeting held March 24, 1995, and by the shareholders of the Fund and a meeting held May 15, 1995. The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of the majority of the outstanding voting shares of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Accounting Services Agreement
-----------------------------

     Prior to June 1, 1995 SBM Company also acted as the accounting services agent for the Fund pursuant to a separate agreement. Under this agreement, SBM Company was paid a fee for keeping the books, accounts, records, journals, and other records of original entry current as relating to the business of the Fund. The Manager received $625 from the Fund for accounting services the Manager provided from June 1, 1995 to June 14, 1995. SBM Company, as the Fund's previous accounting services agent, received the following amounts from the Fund for its fiscal years ended October 31, 1995, 1994, and 1993, respectively:
$8,750; $15,000; and $15,000.

                              PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays certain expenses of distribution of the Fund's shares and shareholder servicing, as described below.

     SBM Financial Services, Inc. (the "Distributor"), a subsidiary ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. Under the Investment Advisory and Management Agreement (the "Agreement"), a portion of the advisory fee the Fund pays the Manager is paid by the Manager to the Distributor to be used to compensate those who provide administration, shareholder service and distribution assistance (the Service Entities), and to pay certain other expenses of selling Fund shares. As noted above, the Manager will receive a monthly fee equivalent on an annual basis to
 .65 of 1% of the average daily net assets of the Fund, of which .25 of 1% will be paid to the Distributor. The Prospectus outlines the general uses to which the Distributor is authorized to apply the fees received by it. During the fiscal year ended October 31, 1995, the Distributor received $34,490 in such fees. The Distributor used these fees to cover the following expenses: compensation of sales personnel - $24,402; compensation of sales administration personnel - $11,619; sales meetings and training - $62; marketing materials $3,348; promotion and travel - $2,130; telephone and postage $100; and branch office expenses - $30.

     The arrangements under which the Fund compensates, indirectly, those who provide administration, shareholder service, and distribution assistance, as described above, are set forth in the Plan. The Plan provides:

          (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan;

          (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's

Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.

     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors and holders of a majority of the Fund's outstanding shares in the manner described above for its original approval. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of the Fund's existing disinterested directors. Under the terms of Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the Rule for a period of not less than six years from the date of such plan, agreement or report, the first two years in an easily accessible place.

                                 TRANSFER AGENT

     The Distributor acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund dated June 14, 1995, and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. Under this agreement, the transfer agent maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by the Fund. The Distributor received $8,153 for the period June 1, 1995 to October 31, 1995. SBM Company, as the Fund's previous transfer and dividend disbursing agent, received the following amounts from the Fund for the fiscal years ended October 31, 1995, 1994, and 1993, respectively: $4,947; $13,700; and $14,300.

                                   CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as portfolio securities custodian for the Fund.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, independent certified public accountants, have been selected as auditors of the Fund and issue a report on the Fund's annual financial statements. Their address is One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or mark-up. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting such portfolio transactions, the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares.

     While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with brokers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with brokers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

     The Manager has not entered into any formal or informal agreements with any brokers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker which also provides research and statistical services, it is possible that said brokerage commission or somewhat higher price may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

     No brokerage commissions were paid by the Fund in any of the fiscal years ended June 30, 1995, 1994 and 1993.

                               PURCHASE OF SHARES

What Reductions Are Provided?
-----------------------------

     Volume Discounts are provided if the total amount being invested in shares of the Fund alone, or in any combination of shares of the Fund and other funds in the State Bond Group having a sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

     The Right of Accumulation allows you to combine the amount being invested in shares of the Fund and other mutual funds in the State Bond Group having a sales charge with the total net asset value of shares of those mutual funds already owned and the total net asset value of shares you own of State Bond Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the State Bond Group, to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of State Bond Cash Management Fund acquired in an exchange, will be taken into account in orders placed, however, only if the Distributor is notified by you or your dealer of the amount owned at the time your purchase is made and is furnished sufficient information to permit confirmation.

     The schedule of sales charges is also applicable to the aggregate amount of purchases made by a single person within a period of 13 months pursuant to a written Purchase Intention and Price Agreement (the "Letter of Intent"), a form of which is available from the Distributor. The Letter of Intent provides for a price adjustment applicable to the amount of intended purchases specified in the Letter of Intent based upon the amount of purchases specified plus the total net asset value of the shares of the other mutual funds in the State Bond Group already owned that have a sales charge and the total net asset value of the shares owned of State Bond U.S. Government and Agency Securities Fund which were acquired through an exchange of shares. The investor considering the possibility of signing a Letter of Intent should read it carefully. The schedule of sales charges applicable to all amounts invested under the Letter of Intent is computed as if the aggregate amount had been invested immediately. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Shares with a net asset value equal to 5% of the minimum purchase amount specified are held in escrow to be applied toward any sales charge deficiency that might result if the Letter of Intent is not completed. The shares so held may be redeemed and proceeds thereof used as required to pay additional sales charges which may be due if the amount of purchases by such person during the 13 month period aggregates less than the amount specified in the Letter of Intent. Escrow shares not redeemed will be delivered to the investor upon completion of purchases under the Letter of Intent.

     If the gross amount invested within the 13 month period covered by the Letter of Intent exceeds the specified purchase amount and reaches a level allowing a smaller sales charge, a price adjustment will be made on the day it reaches the new level. The Letter of Intent is not a binding agreement upon the investor to purchase, or the Fund to sell, the full indicated amount.

Who Is Entitled To Reductions?
------------------------------

     Reductions in sales charges apply to purchases by a "single person," including an individual, members of a family unit comprising husband, wife and minor children, or a trustee or other fiduciary purchasing for a single fiduciary account, including employee benefit plans qualified under Section 401 of the Internal Revenue Code.

                     HOW IS THE OFFERING PRICE DETERMINED?

     The public offering price is determined by adding to the Fund's current net asset value per share (as described under "How is Net Asset Value Per Share Determined?") the sales charge percentage applicable to the transaction. The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. The following sample calculation is based upon the total net assets of the Fund on October 31, 1995, of $13,998,708; and the total shares of the Fund outstanding as of that date of 2,742,371 and a transaction with an applicable sales charge of the maximum 5.0%, as stated under "How Are Sales Charges Determined?" in the Prospectus.

          Net Asset Value Per Share               $5.10
                                                  -----
          ($13,998,708 divided by
          2,742,371 shares outstanding)

          Maximum Offering Price Per Share        $5.37
                                                  -----
          ($5.10 divided by .95)

                          HOW ARE SHARES DISTRIBUTED?

     SBM Financial Services, Inc., a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group.
As distributor of the Fund's capital stock, SBM Financial Services, Inc. allows concessions to all dealers up to 4.5% on purchases to which the 5% sales charge applies. In the event that the dealer concession is 90% or more of the sales charge, dealers taking advantage of such concession may be deemed to be underwriters under the Securities Act of 1933. The Distributor also pays sales commission to its own agents who sell Fund shares. The Distributor retains the balance of sales charges paid by investors. The sales charges paid by investors and received by the Distributor amounted to the following amounts during the fiscal years ended October 31, 1995, 1994, and 1993, respectively: $45,868; $55,143; and $96,574. The Distributor retained these entire amounts.

     The agreement between the Fund and the Distributor provides that the Distributor will pay certain expenses such as printing costs of prospectuses and statements of additional information used in offering shares to prospective investors, applications and confirmations, and all other expenses in connection with the issuance and sale of the Fund's shares. The Fund will pay the costs of registering and qualifying shares for sale and of preparing, setting in print, and printing and distributing prospectuses to existing shareholders.

                        HOW CAN YOU "SELL" YOUR SHARES?

     The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus.

     In unusual circumstances, payment may be postponed if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission.

                  HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     Net asset value per Fund share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business, except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares or (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received. The New York Stock Exchange is closed on Saturdays and Sundays and is also closed in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding.

     In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than 60 days from the date of valuation at the mean between quoted bid and asked prices when quotations are readily available. Such securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest, which approximates market value.

                            TAX STATUS OF THE FUND

     The Fund has satisfied and intends to continue to satisfy the requirements to obtain the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and if so qualified the Fund (but not its shareholders) will not be liable for federal income taxes to the extent it distributes all or substantially all of its taxable income to shareholders.

     To the extent the Fund invests in zero coupon securities, including zero coupon classes of CMOs, the Fund is required to accrue income and is therefore subject to the distribution requirements of the Code. Because this income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds of make distributions to satisfy the Code's distribution requirements.

                       TAX STATUS OF PAYMENTS YOU RECEIVE

     Information regarding the tax status of payments you will receive is set forth in the Prospectus.

                WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

     Under federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of distributions and redemption proceeds paid on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.

                              GENERAL INFORMATION

     State Bond U. S. Government and Agency Securities Fund is a diversified, open-end management investment company, or mutual fund, incorporated in Maryland in 1985. The Fund is currently the sole investment portfolio of State Bond Income Funds, Inc.


                              FINANCIAL STATEMENTS

             State Bond U.S. Government and Agency Securities Fund

                            Schedule of Investments

                               October 31, 1995


                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                   ----------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES (96.2%)

Government National Mortgage Association (73.3%)
  8.50%, due 9/15/2021                             $  245,731     $   254,101
  8.50%, due 3/15/2022                              1,316,851       1,346,612
  8.50%, due 5/15/2022                                306,595         314,228
  8.00%, due 6/15/2022                                479,849         488,810
  7.50%, due 8/15/2022                                718,128         727,095
  7.50%, due 10/15/2022                               338,751         349,871
  7.50%, due 1/15/2023                                921,448         914,717
  7.50%, due 2/15/2023                                986,370         969,387
  7.50%, due 4/15/2023                                416,310         408,522
  7.50%, due 5/15/2023                                417,011         409,888
  7.00%, due 7/15/2023                                950,365         925,644
  7.00%, due 8/15/2023                                704,210         675,426
  8.00%, due 4/15/2024                                894,245         920,014
  7.50%, due 6/15/2024                                485,932         489,908
  8.00%, due 7/15/2024                                479,480         497,833
  8.50%, due 9/15/2024                                481,968         509,065
                                                                ----------------
                                                                   10,201,121


Federal National Mortgage Association (22.9%)
  7.00%, due 10/01/2023                             2,354,708       2,283,361
  7.00%, due 11/01/2023                               433,627         420,193
  7.00%, due 12/01/2023                               485,777         475,502
                                                                ----------------

                                                                    3,179,056
                                                                ----------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES (Cost $13,417,356)                                  $ 13,380,177




                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                 -----------------------------

REPURCHASE AGREEMENT (3.8%)
  Repurchase agreement with Norwest Investment
    Securities, Inc., 4.65%, dated
    10/27/95, due 11/1/95, (Collateralized by
    U.S. Treasury Note, due 11/15/97,
    value $527,609) (Cost $525,000)                  $525,000       $   525,000
                                                                    -----------

TOTAL INVESTMENTS (100.0%) (Cost $13,942,356)                       $13,905,177
                                                                    ===========

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statement of Assets and Liabilities

                               October 31, 1995

ASSETS
Investment in securities, at value (cost $13,942,356)
(Note l)-See accompanying schedule                               $ 13,905,177
Cash                                                                  141,229
Interest and other receivables                                         83,641
                                                                 ------------
TOTAL ASSETS                                                       14,130,047

LIABILITIES
Payable for capital shares repurchased                                 28,458
Dividends payable                                                      60,804
Payable to affiliates                                                  11,922
Other payables and accrued expenses                                    30,155
                                                                 ------------
TOTAL LIABILITIES                                                     131,339
                                                                 ------------

NET ASSETS                                                       $ 13,998,708
                                                                 ============

Net Assets consist of:
  Paid-in capital                                                $ 14,083,364
  Undistributed net realized loss                                     (47,477)
  Net unrealized depreciation on investment securities                (37,179)
                                                                 ------------

NET ASSETS, for 2,742,371 shares outstanding                     $ 13,998,708
                                                                 ============

NET ASSET VALUE, and redemption price per share                  $       5.10
                                                                 ============

Maximum offering price per share (includes maximum sales
  charge of 5%--reduced on purchases of $25,000 or more)         $       5.37
                                                                 ============

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                            Statement of Operations

                          Year Ended October 31, 1995




INVESTMENT INCOME
  Interest                                                       $1,028,789


EXPENSES (Note 2)
  Investment advisory and management fees, net of
  12b-1 plan fees                                                    55,185
  Rule 12b-1 plan fees                                               34,490
  Professional fees                                                  13,100
  Shareholders' reports                                              10,000
  Transfer agent fees                                                13,100
  Custodian fees                                                      9,800
  Accounting and pricing service fees                                14,200
  Directors' fees and expenses                                        5,000
  Registration fees                                                  10,640
  Other expenses                                                      7,360
                                                                 ------------
    Total expenses before reimbursement                             172,875
    Less: expense reimbursement                                     (34,914)
                                                                 ------------
    Net expenses                                                    137,961
                                                                 ------------
Net investment income                                               890,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
  Net realized loss on investments                                  (47,477)
  Change in unrealized depreciation on investments                1,150,333
                                                                 ------------
Net realized and unrealized gain on investments                   1,102,856
                                                                 ------------
Net increase in net assets resulting from operations             $1,993,684
                                                                 ============

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statements of Changes in Net Assets


                                                              YEAR ENDED OCTOBER 31,
                                                                1995          1994
                                                         -------------------------------


INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $   890,828         $   905,347
  Net realized gain (loss) on investments                    (47,477)             59,296
  Net unrealized appreciation (depreciation)               1,150,333          (1,618,125)
                                                         -------------------------------

    Net increase (decrease) in net assets resulting
      from operations                                      1,993,684            (653,482)

Distributions to shareholders from:
  Net investment income                                     (890,828)           (905,347)
  Net realized gain                                          (58,624)            (63,055)
                                                         -------------------------------
    Total distributions to shareholders                     (949,452)           (968,402)


Capital share transactions:
  Proceeds from sales of shares                            1,886,616           1,782,523
  Proceeds from reinvested dividends                         611,738             629,881
  Cost of shares redeemed                                 (3,067,671)         (3,224,518)
                                                         -------------------------------
    Net decrease in net assets resulting from share
      transactions                                          (569,317)           (812,114)
                                                         -------------------------------

Total increase (decrease) in net assets                      474,915          (2,433,998)

NET ASSETS
Beginning of year                                         13,523,793          15,957,791
                                                         -------------------------------

End of year                                              $13,998,708         $13,523,793
                                                         ===============================

OTHER INFORMATION
Shares:
  Sold                                                       385,235             357,050
  Issued through reinvestment of dividends                   124,760             124,962
  Redeemed                                                  (625,368)           (640,455)
                                                         -------------------------------
    Net decrease                                            (1l5,373)           (l58,443)
                                                         ===============================

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                             Financial Highlights




                                               YEAR ENDED OCTOBER 31,
                                  --------------------------------------------
                                    1995     1994     1993     1992     1991
                                  --------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
  of year                          $  4.73  $  5.29  $  5.24  $  5.21  $  4.90
Income from investment
  operations:
  Net investment income                .32      .31      .33      .37      .41
  Net realized and unrealized
    gain (loss) on investments         .39     (.54)     .08      .03      .31
                                  --------------------------------------------
  Total from investment
    operations                         .71     (.23)     .41      .40      .72
Less distributions:
  From net investment income          (.32)    (.31)    (.33)    (.37)    (.41)
  From realized gains                 (.02)    (.02)    (.03)      -        -
                                  --------------------------------------------
  Total distributions                 (.34)    (.33)    (.36)    (.37)    (.41)
                                  --------------------------------------------

Net asset value, end of year       $  5.10  $  4.73  $  5.29  $  5.24  $  5.21
                                  ============================================

TOTAL RETURN*                        15.48%   (4.50%)   8.11%    7.93%   15.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year (in
  thousands)                       $13,999  $13,524  $15,958  $14,713  $11,285
Ratio of expenses to average net
  assets                              1.00%    1.00%    1.00%    1.00%    1.00%
Ratio of net investment income
  to average net assets               6.46%    7.22%    6.30%    7.01%    8.03%
Ratio of expenses to average net
  assets before voluntary
  expense reimbursements              1.25%    1.23%    1.21%    1.22%    1.37%
Ratio of net investment income
  to average net assets before
  voluntary expense
  reimbursements                      6.20%    6.00%    6.12%    6.77%    7.69%
Portfolio turnover rate                  7%      23%       9%      47%       8%


*Total returns do not consider the effects of the one time sales charge.

             State Bond U.S. Government and Agency Securities Fund

                         Notes to Financial Statements

                                October 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond U.S. Government and Agency Securities Fund (the "Fund") is the only investment portfolio of the State Bond Income Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income and preserve capital.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Investment securities are stated at market values. Market valuations are provided by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at the mean between quoted bid and asked prices when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value, as determined by the pricing service. Short-term holdings maturing in sixty days or less are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the order to buy or sell is executed. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses on securities sold are determined on the basis of specific identification.

At October 31, 1995, net unrealized depreciation of investment securities aggregated $37,179, of which $150,007 related to appreciated investment securities and $187,186 to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes. At October 31, 1995, the Fund had a capital loss carryforward of $47,477 which is available to offset future taxable gains and will expire October 31, 2003.

INCOME TAXES

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable income. Therefore, no provision for federal or state income tax is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Distributions from taxable net realized investment gains, if any, will be declared at least once a year. Distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% of average daily net assets of the Fund. Included in the investment advisory fee is .25% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution.

             State Bond U.S. Government and Agency Securities Fund

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES (CONTINUED)

ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1.00% of the average daily net assets, despite the fact that higher expenses may be permitted by state law.

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $45,868 for the fiscal year ended October 31, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for shares of its capital shares as shown in the accompanying statements of changes in net assets.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. CAPITAL SHARES

At October 31, 1995, the Fund had authority to issue ten billion shares of common stock, each with a par value of $.00001.

                        Report of Independent Auditors

Board of Directors and Shareholders
  State Bond U.S. Government and Agency Securities Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond U.S. Government and Agency Securities Fund (the "Fund") as of October 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1994 and financial highlights for each of the four years in the period ended October 31, 1994 of the State Bond U.S. Government and Agency Securities Fund were audited by other auditors whose report dated November 29, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond U.S. Government and Agency Securities Fund at October 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
November 17, 1995

INDEPENDENT AUDITORS' REPORT

Board of Directors of State Income Funds, Inc.
 and Shareholders of State Bond U.S. Government and Agency Securities Fund


We have audited the accompanying balance sheet and statement of net assets of State Bond U.S. Government and Agency Securities Fund (the Fund) as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Bond U.S. Government and Agency Securities Fund as of October 31, 1994, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
November 29, 1994

                                    PART C
                               OTHER INFORMATION

                     STATE BOND U.S. GOVERNMENT AND AGENCY
                                SECURITIES FUND


Item 24.  Financial Statements and Exhibits
-------------------------------------------

    (a)  Financial Statements and Independent Auditors' Reports:
           Included in Part A:
                   Financial Highlights for each year in the nine year
                        period ended October 31, 1995, and for the period November 20, 1985 (commencement of operations) to October 31, 1986.
           Included in Part B:
                   Schedule of Investments - October 31, 1995
                   Statement of Assets and Liabilities - October 31, 1995 Statement of Operations - Year ended October 31, 1995 Statements of Changes in Net Assets - Years ended
                        October 31, 1995 and 1994
                   Financial Highlights for each year in the five years
                        ended October 31, 1995
                   Notes to Financial Statements
                   Independent Auditors' Reports

    (b)  Exhibits
         (1) Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 9 Form N-1A Registration Statement of State Bond Income Funds, Inc. on December 29, 1993, File Nos. 33-1176 and 811-4445 and incorporated herein by reference.
         (2) By-laws - Filed as an Exhibit to Post-Effective Amendment No. 9 Form N-1A Registration Statement of State Bond Income Funds, Inc. on December 29, 1993, File Nos. 33-1176 and 811-4445 and
              incorporated herein by reference.
         (3)  Not applicable.
         (4) See generally Article IV of the Articles of Incorporation, and Articles II and VII of the Bylaws, filed as an Exhibit to Post-Effective Amendment No. 9 Form N-1A Registration Statement of State Bond Income Funds, Inc. on December 29, 1993, File Nos. 33-1176 and 811-4445 and incorporated herein by reference.
         (5)  Investment Advisory Contract - filed as an exhibit hereto.
         (6)  (a)  Underwriting Agreement - filed as an exhibit hereto.
              (b) Form of Agreements between principal underwriter and dealers filed as an exhibit to the Registration Statement on Form N-1A of State Bond Securities Funds, Inc., on September 28, 1993, File No. 2-30162 and incorporated herein by reference.
         (7)  Not applicable.
         (8)  Custodian Agreement - filed as an exhibit hereto.
         (9) Administration Agreement (Transfer Agent Agreement) - filed as an exhibit hereto.
         (10) Opinion of Counsel - filed as an exhibit hereto.
         (11) Other opinions, appraisals, rulings and consents.
              (i)  Independent Auditors' Consent:
                        Ernst & Young LLP dated December 27, 1995
              (ii) Independent Auditors' Consent:
                        Deloitte & Touche LLP dated December 27, 1995
         (12) Not applicable.

          (13) Letter of Investment Intent - filed as an exhibit to Pre-Effective Amendment #2 to Form N-1A on December 4, 1985,
               File #33-1176, and incorporated herein by reference.
          (14) Copy of prototype defined contribution plan - filed as an exhibit to the Registration Statement on Form N-1A of State Bond Securities Funds, Inc., on September 28, 1993, File No. 2-30162 and incorporated herein by reference.
          (15) Plan of Distribution - Filed as an Exhibit to Post-Effective Amendment No. 9 Form N-1A Registration Statement of State Bond Income Funds, Inc. on December 29, 1993, File Nos.33-1176 and 811-4445 and incorporated herein by reference.
          (16) Computation of Performance Quotations - filed as an exhibit hereto.
          (17) Other Exhibits - Power of Attorney dated July 31, 1995 - Filed as an Exhibit hereto.
          (18) Not applicable.
          (27) Financial Data Schedule - filed as an exhibit hereto.

Item 25.  Persons Controlled by or under Common Control with Registrant
-----------------------------------------------------------------------

    None


Item 26.  Number of Holders of Securities
-----------------------------------------
                                               Number of Record Holders
          Title of Class                        (within last 90 days)
          --------------                      ------------------------
  Capital Stock--$.00001 par value           729 as of October 31, 1995


Item 27.  Indemnification
-------------------------

    Article VII, Section 1 of the Amended and Restated Articles of Incorporation of the Registrant provides that the Registrant shall indemnify its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent permitted by the laws of the State of Maryland. This indemnification shall not protect any director or officer against liability to the Registrant or its shareholders to which he otherwise would be subject by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    Section 6.01 of the By-Laws of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Registrant in which such person shall have been adjudged to be liable to the Registrant), by reason of being or having been a director or officer of the Registrant, or serving or having served at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another entity in which the Registrant has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Article VII, Section 2 of the Amended and Restated Articles of Incorporation of the Registrant provides that no director or officer of the Registrant shall be personally liable to the Registrant or its security holders for money damages, to the full extent permitted by Maryland law and the Investment Company Act of 1940.

    Pursuant to the Registrant's agreement with its principal underwriter, the Registrant has agreed to indemnify, defend and hold harmless the underwriter and any person who controls the underwriter within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which it or any controlling person may incur, under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any alleged untrue statement of material fact contained in the Registrant's registration statement, prospectus or statement of additional information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement, to the extent that it might require indemnity of any person who is a controlling person and who is also a director of the Registrant, may not inure to the benefit of such person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the Securities Act of 1933; and further provided that in no event shall any thing contained in the indemnity agreement be so construed as to protect the underwriter against any liability to the Registrant or its security holders to which the underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of any obligations and duties under the underwriting agreement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Registrant, its investment adviser, and its principal underwriter have obtained directors and officers and errors and omissions liability insurance insuring the activities of the Registrant, the investment advisory activities of the investment adviser, and the activities of the principal underwriter as distributor of investment company securities.

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

ARM Capital Advisors, Inc., the Registrant's investment adviser, is a registered investment adviser providing investment management services to investment companies and institutional and individual companies.

The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee is as follows:

Name and Principal Business Address*         Position and Offices
-----------------------------------          with Adviser
                                             --------------------

John Franco                                  Director and Co-Chief
Co-Chief Executive Officer                   Executive Officer

Martin H. Ruby                               Director and Co-Chief
Co-Chief Executive Officer                   Executive Officer

Emad A. Zikry                                Director and President
Since October 1994:
Executive Vice President-Chief
Investment Officer
200 Park Avenue, 20th Floor
New York NY 10166
1992-October 1994:
President-Chief Investment Officer
Klienwort Benson Investment Management
Americas Inc.
200 Park Avenue, 20th Floor
New York NY 10166

Keith O. Martens                             Senior Vice President
Since June 1995:                             and Senior Portfolio
200 Park Avenue, 20th Floor                  Manager
New York NY 10166
1969-June 1995:
Executive Vice President-Investments
SBM Company
8400 Normandale Lake Boulevard
Suite 1150
Minneapolis MN 55437

John R. McGeeney                             Secretary
Co-General Counsel and Secretary

Peter S. Resnik                                   Treasurer
Treasurer

Don W. Cummings                                   Controller
Controller

Rose M. Culbertson                                Tax Officer
Tax Officer

Kevin Howard                                      Assistant Secretary
Since January 1994:                               and Compliance Officer
Assistant General Counsel and
Compliance Officer
1992-January 1994:
Providian Corp.
Assistant General Counsel
400 West Market Street
Louisville KY 40202

*All addresses are ARM Financial Group, Inc., 239 S. Fifth Street, 12th Floor, Louisville KY 40202. Unless otherwise indicated, each individual has been employed by ARM Financial Group or its predecessor-in-interest, Analytical Risk Management, Ltd., for the last two years.


Item 29.  Principal Underwriters
--------------------------------

     (a) SBM Financial Services, Inc. acts as principal underwriter for the Fund, and for each of the following investment companies:

               State Bond Investment Funds, Inc.
               (State Bond Diversified Fund Portfolio)
               State Bond Equity Funds, Inc.
               (State Bond Common Stock Fund Portfolio)
               State Bond Money Funds, Inc.
               (State Bond Cash Management Fund Portfolio)
               State Bond Tax-Free Income Funds, Inc.
               (State Bond Minnesota Tax-Free Income Fund Portfolio) State Bond Municipal Funds, Inc.

     (b) The following table sets forth information concerning each director, officer or partner of the principal underwriter.

Name and Principal        Positions & Offices     Positions & Offices
Business Address          with Underwriter        with Registrant
------------------        -------------------     -------------------

John R. McGeeney*         Director, Secretary,    None
                          General Counsel and
                          Compliance Officer

Edward J. Haines*         Director and President  None

Walter W. Balek***        Vice President          None


Dale C. Bauman***         Vice President          President

Robert Bryant             Vice President          None
1550 East Shaw, #120
Fresno CA 93710

Richard M. Carlblom***    Vice President          None

Ronald Geiger***          Vice President          None

Peter S. Resnik*          Treasurer               Treasurer

Don W. Cummings*          Controller              Controller

William H. Guth**         Operations Officer      None

David L. Anders**         Marketing Officer       None

Rose M. Culbertson*       Tax Officer             None

Patricia L. Mack*         Assistant Secretary     None

*    Address is 239 S. Fifth Street, 12th Floor, Louisville KY 40202
**   Address is 200 East Wilson Bridge Road, Worthington OH 43085
***  Address is 100 North Minnesota Street, New Ulm MN 56073

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
------------------------------------------

    Investors Fiduciary Trust Company
    127 West 10th Street
    Kansas City, MO 64105-1716

    SBM Financial Services, Inc.
    100 North Minnesota Street
    New Ulm MN 56073


Item 31.  Management Services
-----------------------------

    None


Item 32.  Undertakings
----------------------

    None

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville and State of Kentucky, on the 29th day of December, 1995.


                        STATE BOND INCOME FUNDS, INC.


                        By:         /s/Kevin Howard
                           ------------------------
                           Kevin Howard, Vice President and
                           Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                    Title                        Date
----------                    -----                        ----


/s/Dale Bauman                President                    December 29,
-------------------           (Principal Executive         1995
                              Officer)

  /s/Peter Resnik             Treasurer                    December 29,
-------------------           (Principal Financial         1995
                              Officer)

  /s/Don Cummings             Controller                   December 29,
-------------------           (Principal Accounting        1995
                              Officer)

       *                      Director
-------------------
(William B. Faulkner)


       *                      Director
------------------
(Patrick M. Finley)


       *                      Director
------------------
(Chris L. Mahai)


       *                      Director
------------------
(John R. Lindholm)

       *                   Director
------------------
(John Katz)


       *                   Director
------------------
(Theodore S. Rosky)

*   This Amendment has been signed
    by each of the persons so indicated
    by the undersigned as Attorney-in-Fact.


*By:    /s/Kevin Howard                                December 29, 1995
    ------------------------------------